UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

The Cheesecake Factory Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 20, 2023
Dear Stockholder:
You are cordially invited to virtually attend The Cheesecake Factory Incorporated, a Delaware corporation (the “Company” and “we,” “us” or “our”), annual meeting of stockholders on Thursday, June 1, 2023 at 10:00 a.m., Pacific Daylight Time (“Annual Meeting”). We are holding a virtual-only meeting. Stockholders can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/CAKE2023 by using the 16-digit control number which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. The matters to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
Pursuant to rules adopted by the Securities and Exchange Commission, we are providing you access to our proxy materials over the Internet. This method allows us to deliver the proxy materials to you more quickly, lowers our costs and helps to conserve natural resources. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice of Availability”) to our stockholders who have not asked us to provide proxy materials in printed form. All stockholders receiving the Notice of Availability can request a printed set of proxy materials. All stockholders can access the proxy materials at www.proxyvote.com, irrespective of whether they receive the Notice of Availability or a printed copy of the proxy materials. Instructions on how to access the proxy materials online or request a printed copy may be found in the Notice of Availability and in the attached Proxy Statement. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting via the Internet, we urge you to vote and submit your proxy online, by telephone or by mail (see below for instructions) in order to ensure the presence of a quorum. If you attend the Annual Meeting, you will have the right to revoke your proxy and vote your shares via the Internet. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. Additionally, if you hold your shares through an account with a brokerage firm, bank or other nominee, you may not vote these shares online at the Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Sincerely,
/s/ David Overton
Chairman of the Board and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 1, 2023:
The Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

    Voting online or by telephone is fast and convenient, and your vote is immediately confirmed and posted. To vote online or by telephone, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE ONLINE	VOTE BY TELEPHONE
1. Go to www.proxyvote.com.	1. Using a touch-tone telephone, call 1-800-690-6903.
2. Follow the step-by-step instructions provided.	2. Follow the step-by-step instructions provided.

THE CHEESECAKE FACTORY INCORPORATED
26901 Malibu Hills Road
Calabasas Hills, California 91301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
on
June 1, 2023

The 2023 annual meeting of stockholders of The Cheesecake Factory Incorporated, a Delaware corporation (the “Company” and “we,” “us” or “our”), will be held virtually at www.virtualshareholdermeeting.com/CAKE2023, on Thursday, June 1, 2023, beginning at 10:00 a.m., Pacific Daylight Time (“Annual Meeting”), for the following purposes:
1.
To elect ten (10) nominees to serve as directors of the Company for a term to expire at the Company’s 2024 annual meeting of stockholders or until their respective successors shall be elected and qualified;

2.
To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023, ending January 2, 2024;

3.
To approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “say-on-pay vote”);

4.
To approve, on a non-binding, advisory basis, the frequency of the say-on-pay vote;

5.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

There will be no physical meeting location. The meeting will only be conducted via a webcast. The Board of Directors has fixed the close of business on April 5, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
/s/ Scarlett May
Secretary
Calabasas Hills, California
April 20, 2023
IF YOU PLAN TO ATTEND THE ANNUAL MEETING

   We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/CAKE2023. The webcast will start at 10:00 a.m., Pacific Daylight Time, on Thursday, June 1, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

i

ii

iii

THE CHEESECAKE FACTORY INCORPORATED

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2023

INTRODUCTION
General
This Proxy Statement is furnished to the stockholders of The Cheesecake Factory Incorporated, a Delaware corporation (the “Company” and “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the annual meeting of stockholders to be held virtually at www.virtualshareholdermeeting.com/CAKE2023, on Thursday, June 1, 2023, beginning at 10:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof  (“Annual Meeting”). There will be no physical meeting location. The meeting will only be conducted via a webcast. We intend this Proxy Statement and proxy voting materials to be available to stockholders on or about April 20, 2023.
Internet Availability of Proxy Materials
The Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 3, 2023 (the “Annual Report”) are available at www.proxyvote.com.
Householding of Proxy Materials
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we may deliver one copy of each of the Notice of Annual Meeting, this Proxy Statement and Annual Report to two or more stockholders sharing the same address. This process, which is commonly referred to as “householding,” helps lower our costs and conserve natural resources. In accordance with these rules, only one Proxy Statement and Annual Report, or Notice of Availability, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, or Notice of Availability, please notify your broker or direct your written request to Etienne Marcus, Vice President of Finance and Investor Relations, The Cheesecake Factory Incorporated, 26901 Malibu Hills Road, Calabasas Hills, California 91301, (818) 871-3000. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report, or Notice of Availability, at their address and would like to request “householding” of their communications should contact their broker.
Voting; Quorum; Abstentions and Broker Non-Votes
As of the close of business on April 5, 2023, the record date fixed by the Board for the Annual Meeting (“Record Date”), 51,571,764 shares of our common stock were outstanding, and there were no outstanding shares of any other class of stock. Each holder of common stock as of the Record Date is entitled to one vote for each share of common stock held of record. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Stockholders do not have cumulative voting rights and will not be entitled to appraisal or similar dissenters’ rights in connection with the proposals to be voted on at the Annual Meeting.
The representation of a majority of the shares entitled to vote at the Annual Meeting, present in person (including via the virtual platform) or represented by proxy will represent a quorum for the transaction of business. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining or constitutes a broker non-vote. Brokers or other nominees may not vote on non-routine matters without instructions from beneficial owners. As a result, if you are a beneficial owner and do not instruct your broker or other nominee how to vote on a non-routine matter, your broker or other nominee will not vote for you. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and is not otherwise permitted to vote the underlying shares on a given matter.
For Proposal 1, our Bylaws provide that, in the election of directors, nominees shall be elected by a plurality of the votes cast by the holders of shares entitled to vote thereon, present in person (including via the virtual platform) or represented by proxy at the Annual Meeting; provided, that each nominee has agreed that if elected, he or she will submit an irrevocable resignation for consideration by the Board that will be effective upon (i) such director’s failure to receive a majority of votes cast in any uncontested election at which he or she is subject to reelection, and (ii) acceptance of that resignation by the Board. An uncontested election (such as the election held at this Annual Meeting) means that the number of nominees for director does not exceed the number of directors to be elected at that meeting. A majority of votes cast means that the number of shares cast “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee. Abstentions are not considered votes cast and, therefore, will have no effect on the outcome of the vote. The election of directors is not a routine matter under applicable rules. As a result, there may be broker non-votes on Proposal 1. However, broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the vote.
Proposals 2 and 3 require the approval of a majority of the outstanding shares of stock present in person (including via the virtual platform) or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions as to these proposals will count as shares present and entitled to vote on the proposals and, accordingly, will count as votes “AGAINST” the proposal. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023 (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected on Proposal 2. Proposals 3 is not a routine matter under applicable rules. As a result, there may be broker non-votes on Proposal 3. However, broker non-votes are not considered shares entitled to vote on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal 4 requires the holders of shares of common stock present in person (including via the virtual platform) or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4 to choose among alternatives of every “THREE YEARS,” “TWO YEARS,” “ONE YEAR” or “ABSTAIN.” The choice with the highest number of votes cast will be considered our stockholders’ preference for the frequency of the say-on-pay vote. Proposal 4 is non-binding and advisory, and our Board may decide that it is in the best interests of our stockholders and the Company to hold say-on-pay votes more or less frequently than stockholders’ preference for the frequency of the say-on-pay vote. Abstentions are not considered votes cast and, therefore, will have no effect on the outcome of the vote. Proposal 4 is not a routine matter under applicable rules. As a result, there may be broker non-votes on Proposal 4. However, broker non-votes are not considered shares entitled to vote on this proposal and will have no effect on the outcome of the vote on this proposal.
How to Vote at the Annual Meeting
If you are the record holder of your stock as of the Record Date, you may submit a proxy by executing and returning the enclosed proxy card(s) in the provided postage-paid envelope. You may also attend the Annual Meeting virtually and vote your shares at www.virtualshareholdermeeting.com/CAKE2023 during the Annual Meeting. You will need the 16-digit control number which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials.
If a bank, broker or other nominee is the record holder of your stock on the Record Date, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee. If a bank, broker or other nominee is the record holder of your stock on the Record Date you must obtain and submit a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the Record Date.

Proxies
Proxies delivered pursuant to this solicitation are revocable prior to their exercise and at the stockholder’s option by (i) attending and voting at the Annual Meeting (which will be held virtually), as described above (although attending the Annual Meeting via the Internet itself will not revoke a proxy), or (ii) filing a written notice with Scarlett May, our Secretary, revoking the proxy, or (iii) submitting another duly executed proxy bearing a later date. Unless previously revoked, all proxies representing shares entitled to vote delivered pursuant to this solicitation will be voted at the Annual Meeting by the named attorneys-in-fact and agents, to the extent authorized, in accordance with the directions contained therein.
If no directions are given, the shares represented by such proxies will be voted:
•
FOR the election of the Board’s nominees for director: Mses. Edie A. Ames, Khanh Collins and Janice L. Meyer and Messrs. Alexander L. Cappello, Adam S. Gordon, Jerome I. Kransdorf, Laurence B. Mindel, David Overton, David B. Pittaway and Herbert Simon;

•
FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2023, ending January 2, 2024;

•
FOR approval of, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (“say-on-pay vote”); and

•
FOR approval of a frequency of every ONE YEAR, on a non-binding, advisory basis, with respect to the frequency of the say-on-pay vote on executive compensation.

The named proxy holders may vote in their discretion upon such other matters as may properly come before the Annual Meeting, including any motion made for adjournment or postponement (including for purposes of soliciting additional votes).
How do I attend the Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Pacific Daylight Time on June 1, 2023. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the webcast, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/CAKE2023 using the 16-digit control number on the proxy card or voting instruction form.
Can I submit questions prior to or at the Annual Meeting?
Stockholders may submit questions in writing in advance or during the Annual Meeting at the following website: www.virtualshareholdermeeting.com/CAKE2023. Stockholders will need the 16-digit control number which appears on their proxy card (printed in the box and marked by the arrow) and the instructions that accompanied their proxy materials. As part of the Annual Meeting, we will hold a live Q&A session, during which we will answer questions pertinent to the Company and the meeting matters, as time permits.
Solicitation
We pay for the cost of preparing, assembling and mailing the Notice of Internet Availability, the Notice of Annual Meeting and Proxy Statement and the cost of this solicitation. Our directors, officers and other staff members may solicit proxies, without additional remuneration, in person or by telephone, facsimile or email transmission. Banks, brokerage houses and other custodians, nominees or fiduciaries will be asked to forward soliciting material to their principals and to obtain authorization for the execution of proxies, and we will reimburse them for their reasonable out-of-pocket expenses incurred in that regard.

ITEMS TO BE VOTED ON
PROPOSAL ONE
Election of Directors
General.   Our Bylaws provide for a board of directors consisting of no less than five and no more than thirteen members. The exact number within this range is determined by resolution of the Board. The Board currently has set the number of directors at ten.
Nominees.   Our Director nominees exhibit diverse backgrounds, experience, skills, tenure and perspectives that uniquely contribute to the success of our business.
BOARD DIVERSITY MATRIX

Qualifications and Attributes	David Overton	Edie A. Ames	Alexander L. Cappello	Khanh Collins	Adam S. Gordon	Jerome I. Kransdorf	Janice L. Meyer	Laurence B. Mindel	David B. Pittaway	Herbert Simon
Accounting/Auditing			●	●		●	●		●	
Business Operations & Strategy	●	●	●	●	●	●	●	●	●	●
Capital Management & Investment Markets	●		●			●	●		●	
Corporate Finance	●	●	●	●		●	●	●	●	●
Corporate Governance Leadership	●	●	●			●		●	●	●
Financial Expertise/Acumen	●		●	●	●	●	●		●	
Independence		●	●	●	●	●	●	●	●	●
Industry Experience	●	●		●			●	●	●	
International	●	●	●		●			●	●	●
Other Recent Public Board Experience			●						●	●
Public Company Executive Experience	●	●	●	●	●	●		●	●	●
Real Estate	●				●			●		●
Regulatory/Risk Management	●	●	●					●	●	

Demographic Background	David Overton	Edie A. Ames	Alexander L. Cappello	Khanh Collins	Adam S. Gordon	Jerome I. Kransdorf	Janice L. Meyer	Laurence B. Mindel	David B. Pittaway	Herbert Simon
Director Since	1992	2016	2008	2021	2022	1997	2020	2012	2009	2011
Age (Years)	76	56	67	59	56	84	63	85	71	88
Gender (Male/Female)	M	F	M	F	M	M	F	M	M	M
Identifies as LGBTQ+					●					
White	●	●	●		●	●	●	●	●	●
Asian				●

The Corporate Governance and Nominating Committee of the Board (“Governance Committee”) recommended the nomination, which the Board approved, of the following individuals for election to the Board for a term that will expire at the 2024 annual meeting of stockholders or until their respective successors shall be elected and duly qualified: Edie A. Ames; Alexander L. Cappello; Khanh Collins; Adam S. Gordon, Jerome I. Kransdorf; Janice L. Meyer; Laurence B. Mindel; David Overton; David B. Pittaway; and Herbert Simon. All nominees are current directors of the Company. For biographical information regarding the director nominees, please see the section entitled “Our Board of Director Nominees” in this Proxy Statement.
Unless a stockholder specifies otherwise, the shares represented by each returned proxy will be voted FOR the election of Mses. Edie A. Ames, Khanh Collins and Janice L. Meyer, and Messrs. Alexander L. Cappello, Adam S. Gordon, Jerome I. Kransdorf, Laurence B. Mindel, David Overton, David B. Pittaway and Herbert Simon.
In the event any of the nominees becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee designated by the Board to fill the vacancy.
Required Vote.   Our Bylaws provide that, in the election of directors, nominees shall be elected by a plurality of the votes cast by the holders of shares present in person (including via the virtual platform) or represented by proxy at the Annual Meeting; provided that each nominee must agree that, if elected, he or she will submit an irrevocable resignation for consideration by the Board that will be effective upon (i) such director’s failure to receive a majority of votes cast in any uncontested election at which he or she is subject to reelection, and (ii) acceptance of that resignation by the Board. Each of the nominees included in this proposal has so agreed. An uncontested election (such as the election held at this Annual Meeting) means that the number of nominees for director does not exceed the number of directors to be elected at that meeting. A majority of votes cast means that the number of shares cast “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the vote.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EDIE A. AMES, ALEXANDER L. CAPPELLO, KHANH COLLINS, ADAM S. GORDON, JEROME I. KRANSDORF, LAURENCE B. MINDEL, JANICE L. MEYER, DAVID OVERTON, DAVID B. PITTAWAY AND HERBERT SIMON TO THE BOARD.

PROPOSAL TWO
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee of our Board (“Audit Committee”) has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to conduct the audit of our consolidated financial statements and internal control over financial reporting for the fiscal year ending January 2, 2024. KPMG has served as our independent registered public accounting firm since fiscal year 2018. Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire.
Although our governing documents do not require us to submit this matter to stockholders, the Board believes that asking stockholders to ratify the appointment is consistent with best practices in corporate governance. If stockholders do not ratify the selection of KPMG, the Audit Committee will regard such vote as a direction to consider the selection of a different independent registered public accounting firm. Even if the selection of KPMG is ratified by the stockholders, the Audit Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in our and our stockholders’ best interests.
Independent Registered Public Accounting Firm Fees and Services.   The following table shows the fees billed or expected to be billed for professional services by KPMG for the fiscal years ended January 3, 2023 and December 28, 2021. There were no fees related to tax compliance, advice or planning.
	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$1,380,788	$1,402,380
Audit-Related Fees(2)	159,385	—
All Other Fees(3)	1,780	81,435
Total Fees	$1,541,953	$1,483,815

(1)
Audit Fees represent fees for the audit of our annual consolidated financial statements and internal control over financial reports, reviews of the related quarterly financial statements and services normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of documents filed with the SEC.

(2)
Audit-Related Fees represent fees for real time system implementation assessment services.

(3)
All Other Fees represent fees for access to KPMG’s accounting literature research tool and accounting advisory services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm.   The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee also evaluates our independent registered public accounting firm’s lead engagement partner, who is rotated every five years. The Audit Committee’s charter grants to the Audit Committee sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor. The charter allows the Audit Committee to delegate the preapproval of audit and permitted non-audit services to one or more of its members, provided that such members shall report any such approvals to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee considers whether such services are consistent with SEC rules on auditor independence as well as whether the independent auditor can provide the most effective and efficient service, for reasons such as familiarity with our business, staff members, culture, accounting systems, risk profile and other factors, and input from our management. The Audit Committee delegated the authority to address any requests for pre-approval of services between Audit Committee meetings to its Chair, provided that the amount of such fees for both audit and non-audit accounting services requested does not exceed $25,000 per fiscal quarter. The Chair is also required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee’s charter does not provide the Audit Committee with authority to delegate to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm. The waiver of pre-approval provisions set forth in applicable rules of the SEC was not used to approve any of the services described above in fiscal 2022.
Required Vote.   The ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal 2023 requires the affirmative vote of a majority of the shares present in person (including via the virtual platform) or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be included in the number of shares present and entitled to vote on this Proposal 2 and will have the effect of a vote “AGAINST” Proposal 2. This Proposal 2 is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected on Proposal 2.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023.

PROPOSAL THREE
Non-Binding, Advisory Vote on Executive Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as a matter of good corporate governance practices, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (commonly referred to as a “say-on-pay vote”). Accordingly, you may vote on the following resolution at the 2023 Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure contained in this Proxy Statement, is hereby APPROVED.”
As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, our compensation programs are designed to motivate our executives to drive the success of our Company. We believe that our compensation programs play a material role in our ability to achieve strong financial results, even during difficult economic times, and attract, retain and motivate a highly experienced and successful team to manage our Company. Our compensation programs reward sustained performance that is aligned with long-term stockholder interests, with a balance of:
•
Short-term incentives (including annual cash incentives tied to pre-established adjusted earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) and strategic performance goals),

•
long-term incentives (including stock options and restricted stock, that each generally fully vest over five years; with 50% of the annual grant value being comprised of restricted stock subject to achievement of pre-established total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit performance conditions over a three year performance period), and

•
sound governance features to mitigate the potential for compensation-related risk, including executive stock ownership guidelines and a clawback policy.

Stockholders are encouraged to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure contained in this Proxy Statement for a full description of our executive compensation programs.
This vote is advisory only and non-binding. The Board and the Compensation Committee, which is comprised solely of independent directors, will consider the outcome of this vote when making future executive compensation decisions to the extent appropriate. At the 2023 annual meeting, stockholders are being asked to indicate how frequently they believe we should seek a vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. The Board has recommended that our stockholders vote for a frequency of every ONE YEAR and thus we currently expect to hold the next such vote at the 2024 annual meeting of stockholders.
Required Vote.   The approval of the resolution set forth above requires the affirmative vote of a majority of the shares present in person (including via the virtual platform) or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will be included in the number of shares present and entitled to vote on this Proposal 3 and will have the same effect as a vote “AGAINST” Proposal 3. Broker non-votes will not be considered shares entitled to vote on this Proposal 3. Therefore, broker non-votes will not be counted and will have no effect on this Proposal 3.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL,
ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S
NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR
Non-binding, Advisory Vote on the Frequency of the Stockholder Advisory Vote on Executive Compensation
In accordance with Section 14A of the Exchange Act, public companies are required to conduct a non-binding, advisory stockholder vote to approve the compensation of named executive officers (a “say-on-pay vote”) at least every three years and to determine, at least once every six years, whether the say-on-pay votes will occur every three, two or one years. In accordance with the Exchange Act and the related rules of the SEC, we are asking our stockholders to cast an advisory vote as to whether the frequency of our stockholders’ say-on-pay votes should occur once every three, two or one years.
While our compensation program is designed to drive long-term value for our stockholders, we nonetheless believe it is most appropriate for stockholders to express their views on our Named Executive Officers’ compensation every year so that our Compensation Committee can take such advisory vote into consideration when setting compensation for the succeeding year.
In addition to favoring a say-on-pay vote each year, we also encourage a dialogue with stockholders to provide a method by which stockholders may express their views about our compensation program, among other matters. Our Board and Compensation Committee may be contacted at any time as described in the section entitled “Stockholder Communications with the Board” in this Proxy Statement.
While the results of voting on this proposal are only advisory and are non-binding upon our Board, we value our stockholders’ opinions and the Board is expected to consider the results of the vote when determining the frequency of our stockholders’ say-on-pay votes.
Required Vote.   Our Board recommends that a non-binding, advisory stockholder vote concerning Named Executive Officer compensation should occur every year. The proxy card provides our stockholders with the opportunity to choose among four alternatives (i.e., holding the vote every three years, two years or one year, or abstaining from the vote). Stockholders will not be voting to approve or disapprove the Board’s recommendation. The alternative that receives the largest number of votes (other than “Abstain”) will be designated the stockholders’ preference as to the frequency of the say-on-pay vote.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EVERY ONE YEAR FOR THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

FORWARD-LOOKING STATEMENTS
Certain information included in this Proxy Statement, including the sections entitled “Corporate Social Responsibility” (also referred to as “CSR”) and “Compensation Discussion and Analysis” (also referred to as “CD&A”) set forth below, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. These statements include, without limitation, statements regarding CSR in this Proxy Statement and in our CSR report, the effects of the COVID-19 pandemic and other geopolitical and macroeconomic factors on our financial condition and our results of operations, financial guidance and projections as well as expectations of our future financial condition, results of operations, sales, target growth rates, cash flows, corporate strategy, plans, targets, goals, objectives, performance, growth potential, competitive position and business, and statements regarding our ability to: leverage our competitive strengths, including developing, investing in or acquiring new restaurant concepts and expanding The Cheesecake Factory® brand to other retail opportunities; maintain our aggregate sales volumes; deliver comparable sales growth; provide a differentiated experience to customers; outperform the casual dining industry and increase our market share; leverage sales increases and manage flow through; manage cost pressures, including increasing wage rates, insurance costs and legal expenses, and stabilize margins; grow earnings; remain relevant to consumers; attract and retain qualified management and other staff; manage risks associated with the magnitude and complexity of regulations in the jurisdictions where our restaurants are located; increase shareholder value; find suitable sites and manage increasing construction costs; profitably expand our concepts domestically and in Canada, and work with our licensees to expand our concept internationally; support the growth of North Italia and other Fox Restaurant Concepts (“FRC”) restaurants; and utilize our capital effectively. These forward-looking statements may be affected by various factors including: the COVID-19 pandemic and related containment measures, including the potential quarantines or restrictions on in-person dining; supply chain disruptions; demonstrations, political unrest, potential damage to or closure of our restaurants and potential reputational damage to us or any of our brands; economic, public health and political conditions that impact consumer confidence and spending, including rising interest rates, periods of heightened inflation and market instability, the COVID-19 pandemic and other health epidemics or pandemics, and armed conflicts; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; changes in laws impacting our business, including laws and regulations related to COVID-19 impacting restaurant operations and customer access to off- and on-premises dining; increases in minimum wages and benefit costs; the economic health of our landlords and other tenants in retail centers in which our restaurants are located, and our ability to successfully manage our lease arrangements with landlords; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; the timing of our new unit development; compliance with debt covenants; strategic capital allocation decisions including with respect to share repurchases or dividends; the ability to achieve projected financial results; economic and political conditions that impact consumer confidence and spending; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in our filings with the SEC. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Forward-looking statements speak only as of the dates on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

THE BOARD AND CORPORATE GOVERNANCE
Director Nominations Process
The Board has adopted “Policies and Procedures Regarding Board of Director Candidates” (the “Nominations Policy”), which describes the process by which candidates are selected for possible inclusion in the Board’s recommended slate of director nominees. Our Nominations Policy expresses the Board’s commitment to actively seek highly-qualified candidates possessing diversity of gender and ethnicity to include in the pool from which nominees are chosen. The Nominations Policy is available on our website at investors.thecheesecakefactory.com, by clicking on the link for “Governance.” The Board also considers stockholder guidelines, developments in state laws, and Nasdaq listing standards with respect to board diversity. The Governance Committee administers the Nominations Policy and is responsible for identifying candidates for nomination or appointment to the Board. To fulfill this function, the Governance Committee reviews, at least annually, the size and composition of the Board and its committees, including the number of directors eligible for election at the annual meeting of stockholders. The Governance Committee may solicit recommendations for nominees from directors, members of management or others. In addition, the Governance Committee will consider recommendations of a stockholder of record or beneficial owner that complies with the Nominations Policy.
Minimum Qualifications.   The Nominations Policy contains the following minimum qualifications for candidates for nomination to the Board:
•
Pursuant to our Bylaws, each candidate nominated by a stockholder must consent in writing to be named in our proxy statement as a nominee and to serve as a director of the Company if elected.

•
Pursuant to our Bylaws, each candidate must agree that if elected he or she will submit an irrevocable resignation to our Company’s Secretary promptly following his or her election or reelection that will be effective upon (i) such director’s failure to receive a “majority vote” for reelection in any “uncontested election” (as those terms are defined in our Bylaws) at which he or she is subject to reelection; and (ii) acceptance of that resignation by the Board in accordance with the Bylaws and any policies and procedures adopted by the Board for such purposes.

•
Each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field.

•
Each candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

•
Each candidate must be prepared to participate fully in Board activities, including (with respect to non-employee candidates) active membership on Board committee(s) if appointed as a committee member, and not have other personal or professional commitments that would, in the Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

Criteria for Evaluating Candidates; Diversity.   Our Board believes director diversity enhances dialogue in the boardroom, contributing to thorough analysis of proposals and informed decision-making. The Governance Committee seeks to further develop the diverse characteristics of the Board with the goal of enhancing the Board’s ability to adequately perform its responsibilities and adhere to good corporate governance practices.
In evaluating nominations, the Governance Committee takes into consideration the overall composition of the Board, the balance of different capabilities and overall diversity in its broadest sense including in the areas of personal and professional experiences, age, gender, ethnicity, geography, financial and managerial and operational knowledge; variety of opinions and perspectives; and other differentiating characteristics.
In addition, the Governance Committee is committed to actively seeking highly-qualified candidates who reflect diversity of gender and ethnicity to include in the pool from which Board nominees are chosen, including candidates from non-executive corporate positions and non-traditional environments.

The Governance Committee periodically reviews and assesses the effectiveness of the practices used in considering potential director candidates. Following this review, the Governance Committee presents any recommendation for changes of the policy or protocols to the Board.
The Governance Committee considers the following criteria, among other factors, in evaluating candidates for nomination in light of the size and composition of the Board and its committees:
•
Satisfaction of the minimum qualifications established by the Governance Committee.

•
Education and other training.

•
Relevant personal and professional background, including financial, managerial and operational skills and knowledge and experience in both corporate and non-traditional environments, such as government, academia and non-profit organizations.

•
Whether the candidate would qualify as an “independent” director as defined by Nasdaq’s listing standards.

•
The candidate’s reputation for judgment and honesty.

•
The existence of any of the relationships described in Item 407(e)(4) of Regulation S-K (“Compensation Committee Interlocks and Insider Participation”).

•
The number and identity of any other boards of directors of which the candidate is a member.

•
Other professional and personal commitments that could affect the candidate’s ability to serve.

Stockholder Recommendations to the Governance Committee for Nomination of Directors.   The Nominations Policy provides that the Governance Committee will consider recommendations for nominations submitted by stockholders of record or beneficial owners. In order to give the Governance Committee sufficient time to evaluate a recommended candidate, the recommendation should be received by our Secretary at our principal executive offices not later than the 120th calendar day before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting of stockholders. With respect to the 2024 annual meeting of stockholders, recommendations must be received on or before December 22, 2023. In the case of a special meeting called for the election of one or more directors, a recommendation should be received by our Secretary no later than the close of business on the tenth day following the date on which we make public disclosure of the meeting date. The stockholder’s recommendation must include all of the following:
•
The stockholder’s name, address and telephone number.

•
The recommended candidate’s name, address and telephone number.

•
The written consent of the recommended candidate to be named in our proxy statement and to serve as a director if nominated, elected or appointed, and qualified to serve.

•
A description of all arrangements or understandings in connection with such recommendation between the stockholder and the recommended candidate or between the stockholder and any other person or persons (including their names).

•
A description of any business, familial or other financial or personal relationship between the stockholder and the recommended candidate.

•
Information regarding the recommended candidate as to each of the criteria identified above for evaluating recommendations.

Evaluation of Candidates.   All qualified candidates identified through the process outlined above, including incumbents, will be evaluated based on the same criteria. If, based on the initial evaluation, a new candidate continues to be of interest, the Chair of the Governance Committee will interview the candidate and communicate his or her evaluation to the other committee members and the Chairman of the Board. Other members of the Governance Committee and senior management will conduct subsequent interviews. Ultimately, background and reference checks will be conducted, and the Governance Committee will meet to finalize its list of recommended candidates for consideration by the full Board. If an incumbent is nominated, the interview process may be abbreviated at the discretion of the Chair of the Governance Committee. If the

Chair of the Governance Committee is being considered for re-nomination, the other Governance Committee members may appoint another member of the Governance Committee to head the review process for the Chair’s reconsideration.
Future Revisions to the Nominations Policy.   The Governance Committee’s Nominations Policy is intended to provide a flexible set of guidelines for the effective functioning of the director nominations process. The Governance Committee intends to review this policy and procedure at least annually and anticipates that modifications will be necessary from time to time as our needs and circumstances evolve, and to conform with changes in applicable legal or listing standards.
General Nomination Right of All Stockholders.   Stockholders may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the advance notice, information and consent provisions contained in our Bylaws. Our Bylaws provide that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Exchange Act, including applicable notice and solicitation requirements. Stockholder nominations for the election of directors may be made only by a stockholder of record on both the date of giving notice and on the record date for such meeting by giving timely written notice to our Secretary at our principal executive offices. Such notice must be received by the Secretary no less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. If notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders for a meeting date that is not within 30 days before or after the anniversary of the immediately preceding annual meeting of stockholders, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such notice was mailed or such public disclosure was made, whichever is first, or no less than 90 days nor more than 120 days prior to the annual meeting. For further information on the timely nomination of a person for election as a director of the Company at the 2024 annual meeting of stockholders, see “Stockholder Proposals for the 2024 Annual Meeting of Stockholders.”
In the event we increase the number of directors to be elected and we make no public announcement at least 100 days prior to the first anniversary of the preceding year’s annual meeting that names all of the nominees for director or specifies the size of the increased Board, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if the notice is delivered to, or mailed and received at, our principal executive offices (addressed to our Secretary) not later than ten days following the day on which we make the public announcement. In the case of a special meeting of stockholders called for the purpose of electing directors, notice will be timely if the stockholder provides written notice to our Secretary not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or such public disclosure of the meeting date was made, whichever first occurs, or no less than 90 or more than 120 days prior to the meeting. The stockholder’s notice must include all of the information required by our Bylaws, and the Bylaws require any candidate for the Board nominated by a stockholder to provide certain background information and representations regarding disclosure of voting or compensation arrangements, compliance with the Company’s policies and guidelines, intention to deliver an irrevocable resignation in accordance with the Bylaws, and intent to serve the entire term.
The foregoing summary is not a complete description of the provisions of our Bylaws pertaining to stockholder nominations and proxies. Stockholders may obtain, without charge, a copy of our Bylaws upon written request to our Secretary at our principal executive offices. Our Bylaws are also available on our website at investors.thecheesecakefactory.com, by clicking on the link for “Governance.”
Qualifications of Current Directors and Director Nominees.   The Governance Committee of the Board evaluates the qualifications of our director nominees prior to each annual meeting of stockholders. As part of this evaluation process, the Governance Committee reviews the current composition of the Board and assesses whether the qualifications of each director continue to meet the Governance Committee’s requirements for Board service.
Our Board of Director Nominees
The Governance Committee recommended, and our Board nominated, ten of our current directors for re-election at the Annual Meeting to serve a one-year term expiring at the 2024 annual meeting of stockholders or until their respective successors shall be elected and qualified. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the ten nominees named in Proposal 1 to this Proxy Statement.
David Overton Director Since: 1992
Background:
Mr. Overton, age 76, has served as our Chairman of the Board and Chief Executive Officer since our incorporation in 1992. He co-founded the Company with his parents, Evelyn and Oscar Overton. Mr. Overton created the namesake concept and opened the first The Cheesecake Factory restaurant in 1978 in Beverly Hills, California. He has grown The Cheesecake Factory® into an international brand and created three other concepts, Grand Lux Cafe®, RockSugar Southeast Asian Kitchen® and Social Monk Asian Kitchen®. Under Mr. Overton’s leadership, the Company acquired FRC, including the North Italia® brand. Among Mr. Overton’s many professional honors, he has received the Elliott Group’s Legacy Award, recognizing excellence in leadership, lifetime achievement, and contributions of outstanding significance; the International Foodservice Manufacturers Association “Silver Plate Award,” recognizing the most outstanding and innovative talent in foodservice operations; the “Executive of the Year Award” from Restaurants & Institutions Magazine; the “MenuMasters Hall of Fame Award” and “Golden Chain Award” from Nation’s Restaurant News, for his outstanding contributions to menu design and foodservice research and development; the “Entrepreneur of the Year” in the Food Services category for the Los Angeles region by Ernst & Young, for his demonstrated excellence and extraordinary success in innovation, performance and personal commitment to The Cheesecake Factory and the communities our restaurants serve; and the “Leadership Roundtable-Industry Leadership Award.” Mr. Overton is also one of the founding members and directors of The Cheesecake Factory Oscar and Evelyn Overton Charitable Foundation, a 501(c)(3) qualified, non-profit charitable organization which raises funds for a variety of causes and connects our approximately 47,500 staff members to perform charitable work in their communities.
Qualifications:
When evaluating Mr. Overton’s qualifications for continuation of his Board service, the Governance Committee and the Board considered Mr. Overton’s essential leadership role with us, his unique perspective and understanding of our mission, vision and values, the extent and depth of his knowledge and experience related to us and our concepts and the importance of Mr. Overton’s strategic vision.

Edie A. Ames Director Since: 2016
Background:
Ms. Ames, age 56, brings over 35 years of restaurant industry experience across the casual dining, fast casual and fine dining segments. Ms. Ames currently serves as CEO of Tastes on the Fly Airport Restaurant Group, a San Francisco based company. Previously, she held numerous leadership roles, including Chief Executive Officer of The Pie Hole, a Los Angeles based fast casual dining restaurant, President of The Counter and BUILT® Custom Burgers, Executive Vice President of Wolfgang Puck Catering, Chief Operating Officer of both Real Mex Restaurants and Del Frisco’s Restaurant Group, and President of Morton’s Restaurant Group. Earlier in her career she spent 11 years at California Pizza Kitchen, Inc. where she held positions of increasing responsibility.
Qualifications:
When evaluating Ms. Ames’ qualifications for Board service, the Governance Committee and the Board considered Ms. Ames’ more than 35 years of restaurant industry experience, including operational experience, domestic and international licensing and franchise experience, numerous leadership roles with a variety of restaurant concepts across the casual dining, fast casual and fine dining segments, her service as a member of our Compensation Committee and her current status as an “independent director” under Nasdaq rules.

Alexander L Cappello Director Since: 2008
Background:
Mr. Cappello, age 67, has led several public and private companies over the past 48 years, including Cappello Global, LLC, a global investment bank, whose principals have transacted business in over 50 countries. He is also lead director of Virco Manufacturing Corporation (Nasdaq), Nano Financial Holdings, The Agnew Companies and Caldera Medical Corp, and an advisor to the board of Gusmer Enterprises. Mr. Cappello is a director of RAND Corporation’s Center for Middle East Public Policy, the Center for Global Risk and Security, and the RAND-Russia Forum. Mr. Cappello is a former Chairman of Intelligent Energy, PLC (London), Inter-Tel (Nasdaq), and Geothermal Resources Intl. (AMEX), and a former director of California Republic Bank.
Qualifications:
When evaluating Mr. Cappello’s qualifications for continuation of his Board service, the Governance Committee and the Board considered Mr. Cappello’s extensive executive management and financial background, international business experience, international management and marketing experience, experience with alternative energy sources, prior service as Lead Director of our Company, service as the Chair of our Compensation Committee and member of our Audit Committee, designation by our Board as an “audit committee financial expert,” former service on the boards of other public companies, including another restaurant company, corporate governance expertise and his current status as an “independent director” under Nasdaq rules.

Khanh Collins Director Since: 2021
Background:
Ms. Collins, age 59, brings over 32 years of restaurant industry experience in fine casual, full service casual and fine dining. Ms. Collins currently serves as Chief Operating Officer of the Sustainable Restaurant Group which currently includes two brands, Bamboo Sushi and Sizzle Pie. Previously, Ms. Collins was Senior Vice President, Retail Food Group for Thompson Hospitality, which is the largest minority-owned food service management company in the United States, based out of Reston, Virginia and has held other leadership positions including Vice President of U.S. Operations and Global Training for the ONE Group/STK, Chief Operating Officer and Senior Vice President of Bravo Brio Restaurant Group as well as various roles at McCormick and Schmick Seafood Restaurants.
Qualifications:
When evaluating Ms. Collins’ qualification for Board service, the Governance Committee and the Board considered Ms. Collins’ more than 32 years’ experience in the restaurant industry, expertise in human capital management, her service as a member of our Governance Committee and her current status as an “independent director” under Nasdaq rules.

Adam S. Gordon Director Since: 2022
Background:
Mr. Gordon, age 56, currently serves as a managing director of Gordon Property Group, a real estate management and development company. In this role, he is in charge of marketing and strategic relationships for commercial buildings and other properties. Mr. Gordon also serves as President of ASG Global Entertainment, a production and marketing company he founded. Prior to establishing ASG Global Entertainment, Mr. Gordon held various roles of increasing responsibility with Sony Pictures International, most recently as Executive Director of Publicity, leading publicity and awards campaigns.

Qualifications:
When evaluating Mr. Gordon’s qualifications for Board service, the Governance Committee and the Board considered his extensive background in global marketing and promotions, his deep experience in the entertainment industry and his current status as an “independent director” under Nasdaq rules.

Jerome L. Kransdorf Director Since: 1997
Background:
Mr. Kransdorf, age 84, has extensive investment management experience. Mr. Kransdorf retired in 2014 as President of JaK Direct, a division of Muriel Siebert & Co., Inc. where he worked from 2001 to 2014. From 1997 to 2001, Mr. Kransdorf served as Senior Vice President of J. & W. Seligman & Co. Incorporated, an investment advisory firm. From 1959 to 1997, he was employed in investment and senior management positions at Wertheim & Co. and its successor companies. Mr. Kransdorf serves as our Lead Director.
Qualifications:
When evaluating Mr. Kransdorf’s qualifications for continuation of his Board service, the Governance Committee and the Board considered Mr. Kransdorf’s extensive investment management experience, his depth of knowledge and experience specific to us, his current service as Lead Director, Chair of the Governance Committee and member of the Compensation Committee and his current status as an “independent director” under Nasdaq rules.

Janice L. Meyer Director Since: 2020
Background:
Ms. Meyer, age 63, brings over 28 years of restaurant investment experience. She is currently Co-Founder and Managing Partner of Rellevant Partners, a private equity firm. Prior to founding Rellevant, Ms. Meyer was a Managing Director and Senior Restaurant Analyst in the Equity Research Department of Donaldson Lufkin & Jenrette, which was acquired by Credit Suisse Group AG (NYSE) in 2000. She was also a Managing Director in the investment banking division of Morgan Stanley (NYSE). She was formerly a Director of Chopt Creative Salad Co. (now known as Founders Table Restaurant Group), a fast casual restaurant group, and is currently a Director of Tillster, Inc., a food ordering and delivery technology company, and a Director of Rasa Worldwide, Inc, a company specializing in fast-casual Indian food. She is also a trustee of the Windward School in New York.
Qualifications:
When evaluating Ms. Meyer’s qualifications for Board service, the Governance Committee and the Board considered Ms. Meyer’s more than 28 years’ experience in the restaurant industry, extensive restaurant specific financial background, experience as a restaurant stock analyst, her service as a member of our Audit Committee and her current status as an “independent director” under Nasdaq rules.

Laurence B. Mindel Director Since: 2012
Background:
Mr. Mindel, age 85, has more than 53 years of experience as a restaurant creator, developer and operator and is currently the Managing Partner of Poggio Trattoria, an award-winning Italian restaurant, and Copita Tequileria Y Comida, a “modern” Mexican restaurant, both located in Sausalito and Convivo, a “nomad Italian” restaurant in Santa Barbara, California. In 1970, he co-founded Spectrum Foods whose restaurant portfolio included, among others, California-based restaurants Ciao, Prego, MacArthur Park, Guaymas and Harry’s Bar. Following the acquisition of Spectrum Foods by Saga Corp. (NYSE) in 1984, Mr. Mindel served as President of Saga’s restaurant group where he directed the operations of more than 200 restaurants with combined revenue of over $375 million. When Saga was acquired in 1986, Mr. Mindel founded Il Fornaio, a restaurant and bakery company which became public in 1997 (Nasdaq) and was subsequently taken private in 2001. His professional honors include Nation’s Restaurant News “Golden Chain” award, International Foodservice Manufacturers Association “Gold Plate” award, Food Arts Magazine “Silver Spoon” award, Leadership Roundtable Conference award for Distinguished & Exemplary Leadership in the Food Service Industry and, in 1998, he was inducted into the California Restaurant Association’s Hall of Fame. In 1985, Mr. Mindel became the first American and the first person of non-Italian descent to be awarded the Caterina de Medici Medal from the Italian government, recognizing excellence in the preservation of Italian heritage outside of Italy.
Qualifications:
When evaluating Mr. Mindel’s qualifications for continuation of his Board service, the Governance Committee and the Board considered Mr. Mindel’s more than 53 years’ experience in the restaurant industry, both as a concept creator and an operator, his experience guiding a publicly-traded restaurant company, his current service as a member of the Compensation Committee and Governance Committee, his prior service as a member of the Compensation Committee and his current status as an “independent director” under Nasdaq rules.

David B. Pittaway Director Since: 2009
Background:
Mr. Pittaway, age 71, is Vice Chairman, Senior Managing Director, Senior Vice President, Secretary and Chief Compliance Officer of Castle Harlan, Inc., a private equity firm. He has been with Castle Harlan since 1987. Mr. Pittaway also has served as Vice Chairman and Senior Managing Director of Branford Castle, Inc., an investment company, since October 1986. From 1987 to 1998, Mr. Pittaway was Vice President, Chief Financial Officer and a director of Branford Chain, Inc., a marine wholesale company, where he is now a director and Vice Chairman. Previously, Mr. Pittaway was Vice President of Strategic Planning and Assistant to the President of Donaldson, Lufkin & Jenrette, Inc., an investment banking firm. Mr. Pittaway is a member of the board of Shelf Drilling, Inc. He was formerly a director of Bravo Brio Restaurant Group, Morton’s Restaurant Group, McCormick & Schmick’s Seafood Restaurants, and Dave & Buster’s, Inc. In addition, he is a director and co-founder of the Armed Forces Reserve Family Assistance Fund and a member of the University of Kansas Endowment Association Board of Trustees.
Qualifications:
When evaluating Mr. Pittaway’s qualifications for continuation of his Board service, the Governance Committee and the Board considered his extensive financial and industry experience, including his service on audit committees of other public restaurant companies, his legal background and familiarity with SEC rules and regulations related to public companies, his service as a member and Chair of our Audit Committee, his designation by our Board as an “audit committee financial expert” and his current status as an “independent director” under Nasdaq rules.

Herbert Simon Director Since: 2011
Background:
Mr. Simon, age 88, is the Chairman Emeritus of the board of Indianapolis-based Simon Property Group, Inc., a member of the S&P 500 and the largest U.S.A. publicly-traded real estate investment trust. Mr. Simon has served on its board since 1993. Throughout his career, Mr. Simon has maintained a leadership position within the retail property industry by developing high profile retail facilities, including, but not limited to, The Forum Shops at Caesars, Roosevelt Field in Long Island, and The Fashion Centre at Pentagon City. Additional diversified business interests beyond real estate include ownership of a National Basketball Association’s franchise, the Indiana Pacers. Mr. Simon also served as the former

Chairman of the National Basketball Association’s Board of Governors and continues to serve as a member of such board. Mr. Simon also is the owner of the Indiana Fever, a women’s National Basketball Association Franchise. He is also active in numerous community and civic organizations.
Qualifications:
When evaluating Mr. Simon’s qualifications for continuation of his Board service, the Governance Committee and the Board considered Mr. Simon’s considerable domestic and international commercial real estate experience, including his tenure with Simon Property Group, Inc., a publicly-held real estate investment trust of which he is Chairman Emeritus and a member of the board of directors, his service as a member of the Compensation Committee and the Governance Committee, and his current status as an “independent director” under Nasdaq rules.

Except as set forth above, each nominee has been engaged in his or her principal occupation described above during the past five years. There are no family relationships between any of our directors or executive officers as defined under SEC rules.

Director Independence
The Board has determined each of the following directors to be an “independent director” as defined under Nasdaq rules: Edie A. Ames; Alexander L. Cappello; Khanh Collins; Adam S. Gordon; Jerome I. Kransdorf; Janice L. Meyer; Laurence B. Mindel; David B. Pittaway; and Herbert Simon. In this Proxy Statement, each of these nine directors is referred to individually as an “Independent Director” and they are referred to collectively as the “Independent Directors.”
Board Leadership Structure and Lead Director
Our Chief Executive Officer, David Overton, also serves as Chairman of our Board. Mr. Overton, who founded the Company along with his parents, Oscar and Evelyn Overton, was the driving force behind the creation and opening of The Cheesecake Factory restaurant concept and has served in a combined role as Chief Executive Officer and Chairman since 1992. We believe this leadership structure enables Mr. Overton to function as the critical link between the Board and the operating organization. It also streamlines communications with and among the Board on key topics such as our strategic objectives, long-term planning, capital allocation, and enterprise risk management.
In addition to Mr. Overton’s leadership on the Board, we determined that the appointment of an independent, lead director (“Lead Director”) would be appropriate in order to establish another layer of Board oversight, share certain responsibilities with, and facilitate communication between, our Chairman and our Independent Directors, and continue to follow best practices in corporate governance. To this end, the Board adopted a policy regarding the appointment of a Lead Director—one Independent Director who is selected annually by the Independent Directors. Mr. Kransdorf currently serves as Lead Director.
The Lead Director presides at executive sessions of the Independent Directors, serves as principal liaison between the Independent Directors and the Chairman, works with the Chairman to set and approve the schedule and agenda for meetings of our Board and its committees, directs the retention of advisors and consultants who report directly to the Board, serves as liaison for consultation and communication with stockholders, oversees the annual evaluation of our Board and its committees and evaluates, in cooperation with the Compensation Committee and all members of the Board, the Chief Executive Officer’s performance. For information on our Board leadership, including the role of our Chairman and Lead Director, please see the section below entitled “Corporate Governance Principles and Guidelines; Corporate Governance Materials Available on Our Website.”
Role of the Board in Risk Oversight
While the Audit Committee monitors risks related to our financial statements, the Board has determined that oversight of Company-wide risk should remain with the full Board due to the strategic nature of enterprise risk management and the Board’s desire to receive feedback from a broad spectrum of disciplines regarding management’s plans with respect thereto. The Board meets periodically with our management to review the effectiveness of processes for identifying and managing significant risks, including cybersecurity risk. The Board also reviews with management the strategic objectives that may be affected by identified risks, the level of appropriate risk tolerance, our plans for monitoring, mitigating and controlling risk, the effectiveness of such plans and our disclosure of risk.
Meeting Attendance
During fiscal 2022, the Board held eight meetings and the Independent Directors held two executive sessions without management present. Meetings include both in-person, telephonic, and video conference meetings. For information regarding committee composition and number of committee meetings held during fiscal 2022, please see the section below entitled “Committees of the Board of Directors.” All of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served while they were on the Board in fiscal 2022.
Our Board members are encouraged to attend our annual meeting of stockholders and all of our directors were present virtually at the 2022 virtual annual meeting.
Committees of the Board of Directors
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance Committee. Committee membership as of the date of this Proxy Statement is as follows:
COMMITTEES OF THE BOARD OF DIRECTORS
Board Member	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
David Overton, Chairman of the Board	—	—	—
Edie A. Ames	—	Member	—
Alexander L. Cappello	Member*	Chair	—
Khanh Collins	—	—	Member
Adam S. Gordon	—	—	—
Jerome I. Kransdorf, Lead Director	—	Member	Chair
Janice L. Meyer	Member	—	—
Laurence B. Mindel	—	Member	Member
David B. Pittaway	Chair*	—	—
Herbert Simon	—	Member	Member

*
Designated by the Board as an “audit committee financial expert.”

The Board determined that each member of the committees of the Board in service for all of fiscal 2022 met the independence requirements applicable to those committees under SEC and Nasdaq rules. The Governance Committee recommends committee membership and chair assignments to the Board, which the Board considers when making committee membership and committee chair assignments at its meeting generally held in conjunction with each annual meeting of stockholders. Changes to committee assignments are also made from time to time during the course of the year, as deemed appropriate by the Board. The role of each committee is described below.
Audit Committee.   The Audit Committee operates pursuant to a written charter and is primarily responsible for monitoring the quality and integrity of our financial statements and internal controls over financial reporting; our compliance with legal and regulatory requirements, including reviewing cybersecurity risks identified by management; our independent registered accounting firm’s qualifications and independence; and the performance of our internal audit function and independent registered accounting firm. The Audit Committee provides an avenue of communication among our independent registered accounting firm, management, the internal audit function and the Board and issues the report of the Audit Committee required by the SEC to be included in this Proxy Statement. Our Director of Internal Audit reports directly to the Audit Committee and is responsible for conducting comprehensive audits of our internal financial controls and the operational effectiveness of related activities and systems.
The Audit Committee conducts an annual performance evaluation of its composition, compliance procedures, financial oversight responsibilities and other matters. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered accounting firm engaged to issue an audit report or perform other audit, review or attest services. The Audit Committee pre-approves the audit work, as well as all non-audit work, to be performed by our external auditors after considering its permissibility under SEC rules and its impact on our independent registered accounting firm’s independence. The Audit Committee also reviews material written communications our independent registered accounting firm may provide to management and discusses any concerns with the auditors and management.
Our Audit Committee also has oversight over the recoupment of any bonus awards paid to our executive officers if we were required by applicable law or applicable accounting or auditing principles to restate our financial statements to correct an accounting error in any interim or annual financial statement filed with the SEC as a result of material noncompliance with applicable financial reporting requirements and the bonus was directly based on such financial statements.
Pursuant to its charter, the Audit Committee reviews our policies and procedures relating to conflicts of interest and approves any proposed “related party transaction.” For this purpose, “related party transaction” means a transaction between the Company and a related person that is required to be disclosed pursuant to Item 404 of Regulation S-K adopted by the SEC. For a discussion of our policies with respect thereto, see “Policies Regarding Review, Approval or Ratification of Transactions with Related Persons” in this Proxy Statement. The Audit Committee conducts an annual evaluation of its charter.
Compensation Committee.   The Compensation Committee operates pursuant to a written charter. The Compensation Committee is responsible for determining the compensation of our Chief Executive Officer and all of our other executive officers. The Compensation Committee reviews and approves all employment, retention and severance agreements for executive officers and causes to be prepared the report of the Compensation Committee required by the SEC to be included in this Proxy Statement. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation advisor retained by the Compensation Committee. The Compensation Committee also makes recommendations to the Board concerning non-employee director compensation.
The Compensation Committee annually reviews and discusses with management the Company’s compensation policies to assess any risks reasonably likely to have a material adverse effect on the Company. The Compensation Committee is also tasked with overseeing or making recommendations to the Board with respect to: (i) stock ownership guidelines for executive officers and monitoring compliance therewith; (ii) policies governing “insider” trading, hedging and pledging of Company stock and reviewing compliance therewith; and (iii) any clawback policies. The Compensation Committee also advises the Board on management proposals to stockholders on executive compensation matters, including advisory votes on executive compensation and frequency of such votes, and proposals received from stockholders on executive compensation matters. The Compensation Committee is charged with reviewing the results of such votes and considering any implications in connection with the Compensation Committee’s ongoing determinations and recommendations regarding the Company’s executive compensation policies and practice.
The Compensation Committee approves and administers our incentive compensation programs, including our long-term equity and short-term bonus incentive plans. The Compensation Committee makes recommendations to the Board with respect to incentive and equity compensation plan structure and periodically reviews and makes recommendations concerning existing or new executive compensation, performance incentives, employee benefits, stock plans and management perquisites. The Compensation Committee authorizes and approves all grants of equity compensation to our employees under our equity compensation plan. See “Oversight of Named Executive Officer Compensation” for additional information regarding our process for determining executive compensation, including the role of Frederic W. Cook & Co.,

Inc., the Compensation Committee’s independent compensation consultant, and the Chief Executive Officer. The Compensation Committee conducts an annual evaluation of its charter.
Governance Committee.   The Governance Committee operates pursuant to a written charter. The Governance Committee is responsible for evaluating issues and developments related to corporate governance and making recommendations to the Board with respect to corporate governance standards, corporate governance proposals from stockholders, and policies on environmental, social and governance (“ESG”) matters and CSR practices, and the establishment and composition of committees of the Board. The Governance Committee is responsible for overseeing and recommending programs and activities for the continuing education of directors. The Governance Committee also identifies potential candidates for nomination or appointment as directors and makes recommendations to the Board concerning nominees to be presented for stockholder approval and to fill any vacancies. The Governance Committee assists the Chief Executive Officer in succession planning for key executive positions. The Governance Committee conducts an annual evaluation of its charter.
Committee Charters.   All of our committee charters are available on our website. For information on where to access these documents, please see the section entitled “Corporate Governance Principles and Guidelines; Corporate Governance Materials Available on Our Website.”
Designation of Audit Committee Financial Experts
With the assistance of our outside legal counsel, the Board has determined that David B. Pittaway and Alexander L. Cappello are each an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K adopted by the SEC.
Corporate Governance Principles and Guidelines; Corporate Governance Materials Available on Our Website
Our Board is committed to ethical business practices and believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. In the spirit of this commitment, the Board has adopted a “Summary of Corporate Governance Principles and Guidelines” (“Corporate Governance Guidelines”) which includes, among other topics, the size and operations of our Board and its committees, independence of directors, selection and responsibilities of our Lead Director, Board membership criteria, service by our directors on boards of other publicly-traded companies, director and executive officer stock ownership guidelines and our policy on communicating concerns to our Board.
Our Corporate Governance Guidelines, as well as other corporate governance information listed below, are available on our website at investors.thecheesecakefactory.com, by clicking on the link for “Governance”:
•
Bylaws

•
Code of Ethics for Executive Officers, Senior Financial Officers and Directors

•
Code of Ethics and Code of Business Conduct

•
Committee Charters (Audit Committee, Compensation Committee and Governance Committee)

•
Policies and Procedures Regarding Board of Director Candidates

Throughout this Proxy Statement, we may refer to various documents that are available on our website. The contents posted on, or accessible through, our website are not incorporated by reference into this Proxy Statement or any of our filings with the SEC and may be revised by us (in whole or in part) at any time and from time to time.
Stockholder Engagement
We appreciate the relationships we have been able to foster with our stockholders and value their input. Members of our senior leadership team regularly engage in meaningful dialogue with our stockholders throughout the year on topics including business initiatives and results, strategy and capital allocation, and environmental, social and governance initiatives. On occasion, members of the Board participate in these engagements with stockholders. In addition, we have developed an ongoing practice of discussing important governance issues with our stockholders in an effort to continuously improve our governance processes and communication. These engagements routinely cover corporate governance, executive compensation, environmental and social programs and goals and other topics that may be important to us or our stockholders at the time. We generally hold these discussions during the fall but may request engagement at other times if warranted. We share feedback we receive with other members of our senior leadership team and board of directors for consideration and discussion.
Stockholder Communications with the Board
Our Corporate Governance Guidelines described above include the policy our Board has adopted for stockholders and employees who wish to communicate any concern directly to the Board. Please refer to Section VI of our Corporate Governance Guidelines at investors.thecheesecakefactory.com for a description of this process.
Corporate Social Responsibility
For us, the term “Corporate Social Responsibility” informs how we operate in relation to our people and communities, natural environment and our supply chain. We evaluate our business and how we operate our corporate-owned restaurants in an effort to identify, create and implement meaningful and sustained change and are pleased to share the progress we have made.
The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to the Board regarding the Company’s policies on ESG matters and CSR practices.
In 2022 we updated on our progress toward our CSR goals through our Corporate Social Responsibility Report, which, along with our 2019 Corporate Social Responsibility Report (published in 2020), and our 2020 Corporate Social Responsibility Progress Update (published in 2021) details programs and initiatives across our operations with respect to our staff, our sourcing, our environmental impact, our support for the communities where we operate, and our corporate governance. We plan to issue another update on our progress later this year. Our CSR reports are available on our website at https://www.thecheesecakefactory.com/corporate-social-responsibility. The contents posted on, or accessible through, our website are not incorporated by reference into this Proxy Statement or any of our filings with the SEC and may be revised by us (in whole or in part) at any time and from time to time. A selection of our CSR progress and highlights over the last year is provided below.
People and Communities
•
We were recently recognized by FORTUNE® Magazine as one of the “100 Best Companies to Work For®” for a tenth consecutive year. In 2022 we were named to PEOPLE® Magazine’s list of Companies that Care® for the second consecutive year.

•
At the heart of our culture is the belief that our people are the foundation of our success. We depend on our staff members to effectively execute all aspects of our day-to-day operations that differentiate our concepts. While we continue to operate in a competitive labor environment, we believe our people practices contribute significantly to our ability to attract talent.

•
We strive to offer an atmosphere of inclusion and belonging for all. Our Diversity, Equity, Inclusion and Belonging working group helps provide focus, feedback and ideas in this important area. In 2022, we continued our inclusive leadership training for above-restaurant leadership and restaurant managers and reviewed our interview processes for key above-restaurant leadership to enhance opportunity and development for candidates at The Cheesecake Factory and North Italia concepts. We also sponsored developmental support groups, such as The Cheesecake Factory Women’s Network Group, with the goal of advancing women into senior level positions. Our Female Kitchen Leader’s Program paired new female managers with an advisor to provide extra support with navigating kitchen environments, which tend to be predominantly male. The Leaders of Color Program provided networking and development opportunities for managers from diverse racial or ethnic groups.

•
We invest significant resources to ensure our people receive what we believe is industry-leading training in order to maximize their potential. Our hourly staff members and managers receive a considerable amount of training through a combination of in-person learning and development and online coursework. We also strive to provide our staff with career advancement opportunities, and our fiscal 2022 internal management promotion rate at The Cheesecake Factory and North Italia concepts was a combined 53%.

•
We offer healthcare benefits to our hourly staff members who work a minimum of 25 hours per week, on average and provide a robust suite of benefits and wellness offerings, including free mental health resources, free tutoring to support our staff and managers, and access to chronic disease care management, substance abuse treatment, a maternal health program, financial wellness resources and adoption assistance.

•
We have developed programs to promote enthusiasm and commitment, while providing a sense of belonging. We measure our performance in this area through an annual engagement survey and pulse surveys throughout the year. These surveys give staff company-wide the opportunity to share honest feedback about their work experience. Based on survey results, leaders across the Company are tasked with responsibility for creating action plans to address and respond to staff feedback.

•
In fiscal 2022, we donated over $485,000 to Feeding America through sales of our Coconut Cream Pie Cheesecake and Classic Basque Cheesecake as well as a special promotion on July 30, 2022, National Cheesecake Day, when we donated $1 from the sale of any flavor of cheesecake. In total, we have contributed over $6.4 million to Feeding America over the past fifteen years.

•
The Cheesecake Factory restaurants, Grand Lux Cafe restaurants and bakeries participate in a food donation program which redirects surplus food away from landfills to local food banks and non-profit organizations. Since the program’s inception in 2007, we have donated more than 7.3 million pounds of food, including approximately 571,000 pounds in calendar 2022.

•
Through our gift card program, we contribute to local fundraising events for community non-profit organizations.

•
Every September, which is nationally recognized as Hunger Action Month, we invite all staff to participate in our Peanut Butter Drive. Our staff members collect jars of peanut butter (a favorite staple of food banks) and monetary donations during the month to donate to their local Feeding America food banks. Nationwide in fiscal 2022, our staff members collected approximately 150,000 pounds of peanut butter for donation to Feeding America’s annual campaign.

Our Environment and Supply Chain
We are committed to promoting environmental and social responsibility in our supply chain. Some highlights of our efforts and accomplishments in this regard are included below and further information is described in our CSR report.
•
We have committed to reducing our carbon emissions in alignment with the Paris Agreement and have signed the Science Based Targets Initiative (SBTi) Commitment Letter.

•
We have implemented food waste and organic diversion programs in 65 of our restaurants, which, combined with our recycling and food donation programs, helped us divert approximately 26% of our waste stream away from landfills in 2022.

•
We achieved our goal of sourcing 100% cage-free eggs for our U.S. and Canadian restaurant operations in 2020, three years ahead of schedule. We accelerated our goal to transition all bakery operations to cage-free eggs by the end of 2022, resulting in 100% of eggs in the company’s baked goods worldwide coming from cage-free hens. We are also working with our international licensees to transition all eggs used in their restaurant operations to cage-free and are currently discussing a plan and timeline for reaching that goal by or before 2030.

•
We have been ranked by the Business Benchmark for Farm Animal Welfare at a tier 3 level for a fourth year.

•
We are members of the Global Coalition for Animal Welfare and the Monterey Bay Aquarium—Seafood Watch program.

Compensation Committee Interlocks and Insider Participation
During fiscal 2022, Ms. Edie A. Ames and Messrs. Jerome I. Kransdorf, Laurence B. Mindel and Herbert Simon served on the Compensation Committee, with Mr. Alexander L. Cappello serving as its Chair. During fiscal 2022, no member of the Compensation Committee was an officer or employee of ours, a former officer of ours or of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or the Compensation Committee during fiscal 2022.
Director Compensation
The Compensation Committee is responsible for periodically reviewing compensation payable to its non-employee directors for service on the Board or its designated committees and making recommendations to the Board concerning such compensation. In doing so, the Compensation Committee considers recommendations by Frederic W. Cook & Co., Inc. (“FW Cook”), its independent compensation consultant, which are informed by competitive analysis conducted by them as well as other factors, including, without limitation, each director’s responsibilities. The analysis conducted by FW Cook considers non-employee director compensation practices at the same peer companies used for the Compensation Committee’s evaluation of executive compensation and addresses prevalent market practices for non-employee director compensation. The Compensation Committee intends to set director compensation levels at or near the market median relative to non-employee directors at companies of comparable size, industry and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. Providing a competitive compensation package is important because it enables us to attract and retain highly-qualified non-employee directors who are critical to our long-term success. The Board reviews recommendations by the Compensation Committee and ultimately approves the non-employee director compensation program.
The FW Cook analysis conducted for fiscal 2022 affirmed that our director compensation program continues to be aligned with best practices as follows:
•
Annual Fees.   No separate meeting fees are provided for Board meeting attendance.

•
Deferred Compensation Plan.   Board members are eligible to participate in our Executive Savings Plan, a nonqualified deferred compensation plan, by contributing all or a portion of their director fees and equity awards in the form of stock units to the plan. We do not match Board member contributions. See “Executive Compensation-Retirement Plans-Nonqualified Deferred Compensation” for more information.

•
Minimal Perquisites.   Each Independent Director is entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials. Independent Directors also receive dining privileges at our restaurants.

•
Stock Ownership Guidelines.   Pursuant to our stock ownership guidelines our Independent Directors are required to own a minimum number of shares of our common stock with a fair market value equal to four times the current annual cash fee for non-employee directors ($400,000 as of the end of fiscal 2022). Newly appointed directors are required to meet the guideline within five years of being appointed. For purposes of this policy, ownership includes any shares owned by a director or his or her immediate family members or held by him or her as part of a tax or estate plan in which the director retains beneficial ownership and unvested restricted stock or restricted stock units. The value of shares owned is calculated annually. In the event acquiring shares would result in a violation of our Special Trading Policy and Procedures, the director is required to comply with the guidelines as soon as reasonably feasible. Given Mr. Ginsberg’s prior designation as a Series A Director, Mr. Ginsberg was not subject to our stock ownership guidelines for directors.

•
Prohibitions on Hedging and Pledging.   Members of our Board and our officers and staff members are prohibited from trading in any interest or position relating to the future price of our securities, such as a put, call or short sale, or using our stock as collateral for margin loans.

The following table sets forth information regarding the non-employee director compensation program during fiscal 2022. Any member of the Board who is also an employee (for example, Mr. Overton) does not receive additional compensation for service on the Board or its committees.
Board of Directors Fees(1)	Fiscal 2022
Annual fee	$100,000
Annual equity grant or cash payment in lieu of equity grant(2)	$115,000
Lead Director annual fee	$25,000
Audit Committee Chair annual fee	$15,000
Compensation Committee Chair annual fee	$12,500
Governance Committee Chair annual fee	$10,000

(1)
All fees and cash payments are payable in equal monthly installments, as earned, following the end of each calendar month.

(2)
For fiscal 2022, eligible Independent Directors had the option to elect to receive either (i) an equity grant of fully vested shares of Company stock immediately following the annual shareholders meeting or (ii) a cash payment in lieu of such equity grant payable in equal monthly installments, as earned, following the end of each calendar month. Any Independent Director who has not acquired a sufficient number of shares of Company stock to satisfy the Company’s stock ownership guidelines (except in the case of a new director, who must acquire the required number of shares within five years of their appointment) is not eligible to receive the cash payment in lieu of equity and will receive their annual equity award in fully-vested common shares determined by dividing $115,000 by the closing price of the Company’s stock on the date of the award until he or she satisfies such guidelines.

The following table sets forth certain information regarding the compensation earned by each non-employee director who served on our Board in fiscal 2022. Mr. Overton, as our employee, is not a non-employee director and is not paid additional compensation for his services on our Board. None of our non-employee directors held stock options or restricted stock as of the end of fiscal 2022.
Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
Edie A. Ames(2)	$215,000	—	$215,000
Alexander L. Cappello	$112,500	$115,000	$227,500
Khanh (“Connie”) Collins	$100,000	$115,000	$215,000
Paul Ginsberg (all paid to Roark)(3)	$208,065	—	$208,065
Adam S. Gordon(4)	$5,780	—	$5,780
Jerome I. Kransdorf	$250,000	—	$250,000
Janice Meyer	$100,000	$115,000	$215,000
Laurence B. Mindel	$215,000	—	$215,000
David B. Pittaway	$172,500	$57,500	$230,000
Herbert Simon	$215,000	—	$215,000

(1)
The amounts in this column represent the grant date fair value, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of grants of fully vested shares of stock made to the applicable director in 2022. See Note 16 of the Notes to Consolidated Financial Statements in our Annual Report for information, including assumptions made, regarding the valuation of equity awards.

(2)
All or a portion of these fees were paid into a nonqualified deferred compensation plan account administered under The Cheesecake Factory Incorporated Executive Savings Plan. See “Director Compensation—Deferred Compensation Plan.”

(3)
Mr. Ginsberg’s fees were paid to Roark Capital Group. Mr. Ginsberg resigned from the Board on December 19, 2022.

(4)
Mr. Gordon was appointed to the Board on December 22, 2022.

Indemnification of Officers and Directors
As permitted by the Delaware General Corporation Law, our Certificate of Incorporation limits the personal liability of our directors for monetary damages for breach of fiduciary duty of care as a director. Liability is not eliminated for (a) any breach of the director’s duty of loyalty to us or our stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful payment of dividends or stock purchases or redemptions pursuant to Section 174 of the Delaware General Corporation Law, and/or (d) any transaction from which the director derived an improper personal benefit. Our Certificate of Incorporation also provides that we shall indemnify and advance indemnification expenses on behalf of all directors and officers of ours to the fullest extent permitted by Delaware law. Article VIII of our Bylaws also requires us, subject to certain limitations, to indemnify directors and officers and advance expenses. The indemnification and advancement of expenses provisions of Article VIII are not exclusive of any other rights of indemnification or advancement of expenses.
We also entered into indemnification agreements with all of our directors and Named Executive Officers. Each indemnification agreement requires us to indemnify and hold harmless the director or Named Executive Officer to the fullest extent authorized by the laws of the State of Delaware. Each indemnification agreement also requires us, subject to specific terms and conditions, to advance expenses to the director or officer. Each indemnification agreement also sets forth various procedures and definitions with respect to indemnification and advancement of expenses. We also are obligated to maintain directors’ and officers’ liability insurance. With specified exceptions, we are not obligated to provide indemnification or advance expenses with respect to actions initiated by the director or officer or to indemnify the director or officer in connection with proceedings by us to enforce non-compete or non-disclosure agreements. To the extent the provisions of the indemnification agreements exceed the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy.
Policies Regarding Review, Approval or Ratification of Transactions with Related Persons
In accordance with its charter, our Audit Committee reviews and approves any proposed transactions with a “related person.” Any related person transaction will be disclosed in the applicable filing as required by the rules promulgated by the SEC. For purposes of these procedures, “related person” and “transaction” have the meanings as defined in Item 404 of Regulation S-K.
We had no reportable transactions with related persons required to be disclosed under Item 404 of Regulation S-K since the beginning of fiscal 2022.
Policies Regarding Hedging, Short Sales, Publicly Traded Derivatives, Margin Accounts and Pledges
The Board believes that ownership of the Company’s stock by the Company’s Board members, executive officers, and other staff members promotes alignment of interest with stockholders. The Board recognizes that transactions that are designed to hedge, establish downside price protection or otherwise offset declines in the market value of the Company’s stock owned by such persons can disrupt this alignment, undermine stock ownership guidelines and encourage imprudent risk-taking. The Board also recognizes that pledging the Company’s stock as collateral for indebtedness can be adverse to the interests of the Company’s stockholders because it creates the risk of unplanned and forced sales that could adversely impact the value of the Company’s stock. For these reasons, we have a policy prohibiting our Board members, executive officers and all other employees from engaging in short-term or speculative transactions in Company securities, including short sales and other forms of hedging (e.g., zero-cost collars and forward sale contracts), and trading in puts, calls or other derivative securities of the Company (other than stock purchases and sales in the listing market). In addition, no Board member or employee may hold the Company’s securities in a margin account or pledge such securities as collateral for a loan.
NON-GAAP FINANCIAL MEASURES
In addition to the results determined in accordance with generally accepted accounting principles (“GAAP”), this Proxy Statement includes certain non-GAAP financial measures that exclude the impact of items we do not consider indicative of our ongoing operations. We believe these adjusted measures provide additional information to facilitate the comparison of our past and present financial results. We utilize results that both include and exclude the identified items in evaluating business performance. Our inclusion of these adjusted measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. In the future, we may incur expenses or generate income similar to the adjusted items. Non-GAAP financial measures should be considered in addition to, not as a substitute for, measures of performance prepared in accordance with GAAP. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.
A reconciliation of the non-GAAP financial measures used in this Proxy Statement to the closest GAAP financial measure is included in Appendix A which is attached to this proxy statement.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This “Compensation Discussion and Analysis” explains our strategy, design, and decision-making related to our compensation programs and practices for our Named Executive Officers. This “Compensation Discussion and Analysis” also explains how the compensation of our Named Executive Officers aligns with the interests of our stockholders and is intended to provide perspective on the compensation information contained in the tables that follow this discussion.
For fiscal 2022, our Named Executive Officers were:
•
David Overton, Chairman of the Board and Chief Executive Officer;

•
David M. Gordon, President, The Cheesecake Factory Incorporated;

•
Matthew E. Clark, Executive Vice President and Chief Financial Officer;

•
Scarlett May, Executive Vice President, General Counsel and Secretary; and

•
Keith T. Carango, President, The Cheesecake Factory Bakery Incorporated.

While the principal purpose of this “Compensation Discussion and Analysis” is to review Named Executive Officer compensation, many of the programs discussed herein apply to other members of senior management who, combined with the Named Executive Officers, are collectively referred to herein as “executives.”
Executive Summary
Financial Highlights.   Our 2022 financial performance was supported by our strong topline performance across our key concepts resulting in total annual sales exceeding $3 billion for the first time in the Company’s history. Note fiscal year 2022 consisted of 53 weeks and fiscal year 2021 consisted of 52 weeks. Below are some additional financial highlights:
•
Total revenues were $3.3 billion, 13% higher than the prior year, supported by:

•
An increase in comparable sales of 7% for The Cheesecake Factory restaurants and 15% for North Italia.

•
Average sales per The Cheesecake Factory restaurants open for the full year above $12 million.

•
The opening of 13 new restaurants across our portfolio of concepts.

•
Fiscal year 2022 adjusted EBITDAR* was $418.5 million, which was a 7% decline from fiscal 2021. The decline was predominately a result of exceptionally high cost inflation outpacing our menu price increases.

•
Diluted EPS and adjusted diluted EPS* for fiscal 2022 were $0.86 and $1.51, respectively as compared to $1.01 and $2.13, respectively for fiscal 2021.

•
We returned approximately $105 million to stockholders in the form of share repurchases and dividends.

*
Adjusted diluted EPS and adjusted EBITDAR are non-GAAP measures and are defined and reconciled from GAAP in Appendix A of this proxy statement.

Strategic and Operating Highlights.   Our significant strategic and operating achievements for fiscal 2022, which support our objectives for continued growth, efficiency in our operations and creating a great workplace for all staff and managers, are highlighted below.
•
Staffing and Retention.   In 2022, we launched advanced training to our restaurant managers on staff sourcing and interviewing. We updated our employer value proposition and integrated it into our recruiting campaigns. Additionally, we implemented a program for our staff to access their pay in advance of their payday and expanded our no-cost GED and AA degree programs to front-of-house staff members.

•
Fox Restaurant Concepts Integration.   In 2022, we started supporting the Flower Child concept through our Cheesecake Factory corporate office by hiring a dedicated real estate and design resource and by transitioning the design and construction responsibilities for Flower Child restaurants to our main development group in Irvine. We also finalized the FRC information technology strategy. Additionally, we initiated an enterprise resource planning system alignment that integrates FRC and The Cheesecake Factory onto a single company-wide platform. We also established a 5-year strategic growth plan, including setting margin targets.

•
ESG and CSR Initiatives.   In 2022, we achieved 50% of our published 2025 aggregate Sustainable Sourcing Policy goals and developed a science-based climate strategy including committing to working towards an annual reduction of greenhouse gas emissions with the goal of achieving 1.5 degree-aligned net zero emissions by 2050. Additionally, we enhanced our training and development programs for diversity, equity, inclusion and belonging. We also published an update to our Corporate Social Responsibility report.

•
Restaurant Growth.   As of the Record Date, we owned and operated 318 restaurants throughout the United States and Canada. New restaurants opened in 2022 included three The Cheesecake Factory restaurants, four North Italia restaurants and six FRC concepted restaurants, including three Flower Child locations.

•
One new restaurant opened internationally.   As of the end of fiscal 2022, 30 The Cheesecake Factory restaurants operated under licensing agreements internationally.

2022 Annual Incentives/2020-2022 Long-Term Incentive Plan Outcomes.   Based on the performance outlined above, payouts under our incentive plans were as follows for 2022:

(1)
The Company adjusted EBITDAR financial performance portion of the bonus was broken into two halves of the fiscal year and the percentage payout achieved for each period was weighted as 50% of the Company adjusted EBITDAR financial performance goal. In the first half of fiscal 2022, we achieved 89.4% of the first-half Company adjusted EBITDAR financial performance goal, resulting in a 77% payout. In the second half of fiscal 2022, we achieved 84.4% of the second-half Company adjusted EBITDAR financial performance goal, resulting in a 61% payout for the second half of the fiscal year and an overall Company adjusted EBITDAR financial performance goal payout of 69%.

(2)
The Bakery division adjusted EBITDAR financial portion of the bonus was broken into two halves of the fiscal year, the percentage payout achieved for each period was weighted as 50% of the Bakery division adjusted EBITDAR financial performance goal. In the first half of fiscal 2022, we achieved 61.9% of the first-half Bakery division adjusted EBITDAR financial performance goal, resulting in a 0% payout. In the second half of fiscal 2022, we achieved 25.5% of the second-half Bakery division adjusted EBITDAR financial performance goal, resulting in a 0% payout for the second half of the fiscal year and an overall Bakery division adjusted EBITDAR financial performance goal payout of 0%.

(3)
The adjusted average annual sales per square foot goal and the adjusted annual controllable profit goal measured performance by Company owned and operated The Cheesecake Factory restaurants.

2022 Compensation Program Changes and Other Pay Actions.    Our executive compensation program was designed to drive strong results and was built upon our performance-driven culture and long-standing executive compensation philosophies and objectives.
Pay Element	2022 Program Changes and Rationale	Individual Pay Adjustments
Base Salary	• n/a	• Base salary increases ranged from 3.5%—3.8% for the Named Executive Officers.
Performance Incentive Plan — 75% Adjusted EBITDAR — 25% Strategic Goals	• There were no changes to the plan for fiscal 2022.	• All target bonus opportunities remained unchanged from 2021.
Long-Term Stock Incentive Plan
— 50% performance shares tied to total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit goals, weighted equally, over a three-year period
— 50% Stock Options and/or Time-Based Restricted Stock, at the election of the executives	• There were no changes to the plan for fiscal 2022.	• Long-term grant value increases ranged from 3% to 6.1% reflecting performance and market competitiveness.
Emphasis on Performance-Based Compensation and Pay Delivery.   For fiscal 2022, on average, 70% of the target direct compensation of our Named Executive Officers, other than our Chief Executive Officer, was performance-based. Mr. Overton continues to have a proportionately greater percentage of performance-based compensation (87%) as compared to other Named Executive Officers because we believe he has a greater ability to influence both short-term and long-term performance.
The following charts show each element of the target total direct compensation (comprised of base salary, target bonus and grant date fair value of equity awards) for our Chief Executive Officer and other Named Executive Officers (on average) for fiscal 2022 (equity awards are depicted at grant date fair value).

Alignment of Company Performance and Pay Delivery
Consistent with our pay-for-performance philosophy, 87% of our CEO’s target total direct compensation is at-risk and aligned with our actual performance. The table below demonstrates such alignment, showing that “actual” pay for the CEO in each of the past three years has been lower than the “targeted” amounts, which is consistent with our total stockholder return performance over the same period. “Target” pay consists of annual salary, target bonus and grant date value of equity awards granted during 2022.

(1)
Actual pay for 2022 includes base salary, actual bonus paid for performance during the year shown, the intrinsic value of stock options and RSUs as of January 3, 2023, the intrinsic value of earned performance shares as of January 3, 2023 for 2020 grants (which was 100% of target), and the intrinsic value of target performance shares as of January 3, 2023 for 2021 and 2022 grants.

2022 “Say-on-Pay” Advisory Vote on Executive Compensation.   We provide stockholders a “say-on-pay” advisory vote regarding our Named Executive Officers’ compensation on an annual basis. At our 2022 annual meeting of stockholders, our stockholders approved, by a vote of approximately 99% of shares represented in person or by proxy, the say-on-pay proposal regarding the compensation of our Named Executive Officers as presented in the 2022 proxy statement. We believe this level of approval indicates that stockholders strongly support our executive compensation programs and policies. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions.

Alignment with Stockholder Interests.   Our executive compensation program is aligned with stockholder interests, as described in the summary below:
What We Do	What We Don’t Do

Pay for Performance—A significant portion of executive compensation is performance-based, tied to pre-established performance goals aligned with our short- and long-term objectives and stockholder value creation
No Payment of Dividends on Unvested Awards— Any dividends or dividend equivalents related to equity awards are subject to the same vesting restrictions as the underlying awards

Focus on Retention and Long-Term Value Creation —We use longer equity vesting periods than our peers (generally ratably over five years for stock options and over three to five years for restricted stock/units, versus three to four years for our peer group)
No Single Trigger Benefits—Except where awards are not assumed by the surviving or acquiring entity, any payments or benefits in the event of a change in control require a qualifying termination of employment (“double trigger”)
Stock Ownership Guidelines—We maintain stock ownership guidelines to encourage executives to think like our long-term stockholders	No Automatic Retirement Payments—We do not provide automatic acceleration of equity awards upon retirement
Compensation Recoupment Policy—We maintain a Clawback Policy that applies when inaccurate financial statements have resulted in incentive payments and/or equity awards to our executives	No Excessive Perquisites—We generally only provide perquisites to Named Executive Officers that are available to other members of senior management

Effectively Manage Dilution—Our Board reinstated the Company’s share repurchase program in April 2022, intended to neutralize the impact of dilution from employee equity grants after having suspended it in March 2020 to preserve liquidity during the COVID-19 pandemic
No Tax Gross-Ups Upon Change in Control—We do not gross-up executive perquisite taxes or excise taxes in connection with a change in control
Regularly Consider Stockholder Feedback—We conduct an annual stockholder say-on-pay vote and we engage with interested stockholders and receive their feedback on our executive compensation program	No Hedging and Pledging—We prohibit all employees and directors from engaging in hedging, pledging and speculative transactions in derivatives of Company securities
Assess and Mitigate Risk—We conduct an annual risk assessment to identify any significant risks in our incentive compensation programs	No “Repricing”—We prohibit repricing of stock options without stockholder approval
Independent Compensation Consultant—Our Compensation Committee engages an independent consultant for objective advice regarding executive pay	No Multi-Year Guarantees—We do not provide multi-year guarantees for salary increases, bonus or equity compensation
Overview of Compensation Program
Compensation Philosophy.   In order to maintain a leadership position in our industry and to continue growing our concepts, both domestically and internationally, we need to attract and retain highly motivated executives who bring experience, innovation and operational excellence to us. With this in mind, we strive to:
•
Attract and retain industry-leading executives by paying competitive compensation relative to other companies within the restaurant industry and other industries with which we compete for talent;

•
Drive high performance by connecting compensation to our financial, operating, and strategic goals and results and by appropriately rewarding high performance;

•
Tie executive pay to Company performance goals that drive stock price performance; and

•
Align the interests of our executives with those of our stockholders by tying a portion of our executive compensation to long-term equity incentives and requiring stock ownership for our Named Executive Officers.

Elements of Compensation Program.   Our 2022 executive compensation program consisted of the following:
FISCAL 2022 PRINCIPAL ELEMENTS OF EXECUTIVE COMPENSATION
Element	Description	Performance Considerations	Primary Objectives
Base Salary	• Fixed cash payment	• Based on level of responsibility, experience, tenure in role, individual performance and expected future value/contribution	• Attract and retain talent • Provide competitive compensation • Recognize career experience • Reward individual performance
Performance Incentive Plan	• Variable performance-based annual cash incentive, tied to achieving pre-established financial and strategic goals
•
Target bonus is a percentage of base salary, based on management position

•
Bonus based 75% on achievement of adjusted EBITDAR and 25% on achievement of strategic goals, which includes the company-wide program ESG goals

•
Adjusted EBITDAR portion can pay out from 25%—150% of target based on two sixth-month performance periods; strategic portion capped at 100% of target based on annual goals

•
The actual amount of the bonus payable will be determined by the Compensation Committee and paid after the end of the fiscal year

• Promote and reward high performance • Motivate achievement of Company, divisional and/or individual financial and/or strategic objectives over the year

Element	Description	Performance Considerations	Primary Objectives
Long-term Stock Incentive Plan
•
Performance-based restricted stock is earned based on a three-year performance period, and vests 60% after year three, 20% after year four, and 20% after year five if performance goals are achieved

•
Time-based restricted stock vests 60% after year three, 20% after year four and 20% after year five

•
Stock options vest 20% per year over five years

•
Value of all awards are directly linked to long-term stock price and options only have value if stock price increases

•
Performance restricted stock earned awards based on total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit performance conditions over a three-year performance period

•
Build executive equity ownership to increase alignment of executive and stockholder interests

•
Attract and retain talent

•
Correlate our financial and stock price performance with executive compensation

Retirement and Welfare Benefits	• Medical, dental, vision, life and long-term disability insurance • Nonqualified deferred compensation plan • Defined benefit retirement agreement (for Chief Executive Officer only)	• Not applicable	• Attract and retain talent • Provide competitive compensation • Provide reasonable security to allow executives to perform at their best level
Executive Perquisites
•
Company-leased vehicle or car allowance

•
Biennial health physical for executives at Senior Vice President level and above

•
Relocation benefits on a case-by-case basis

•
Sabbatical leave program

		• Not applicable	• Attract and retain talent • Provide competitive benefits • Promote health and wellbeing of senior executives
Factors Considered in Making Compensation Decisions.   Our compensation strategy enables us to appropriately differentiate and reward executives by taking into account:
•
Our financial and operational performance;

•
The executive’s individual performance, experience and qualifications;

•
The scope of the executive’s role;

•
The level of total compensation for our other executives; and

•
Competitive market data, which helps us evaluate how our executive pay levels compare to others in our industry and within the markets in which we compete for talent.

All of the factors set forth above are considered by the Compensation Committee in establishing Named Executive Officer compensation, in a subjective manner, without any specific formula.
Market Positioning
Our Compensation Committee, in collaboration with our Chief Executive Officer and Chief People Officer, reviews market data related to pay practices among comparable companies but does not target specific market positioning of pay when determining compensation for individual Named Executive Officers. Rather, the Compensation Committee uses comparative market data as one of several factors when making individual compensation decisions.
As part of its compensation review process for fiscal 2022, the Compensation Committee reviewed an analysis prepared by its independent compensation consultant of market pay practices for positions similar to the positions of our Named Executive Officers, adjusted to take into account differences if any, between the scope of our Named Executives Officers’ responsibilities compared to their counterparts in positions with similar titles in comparable companies. This analysis used pay comparisons from comparable companies in the restaurant and hotel industry as compiled from their proxy disclosures and other SEC filings as well as survey data from FW Cook’s proprietary library. For the Chief Executive Officer, the President of The Cheesecake Factory Incorporated and the Chief Financial Officer, publicly available data from the comparable companies listed below was used in such analysis. For the General Counsel and President of our bakery division, publicly available data was weighted at 50% and the survey data was weighted at 50% for purposes of determining market pay positions in such analysis.
2022 Executive Compensation Peer Group.   When we compare ourselves to other companies, we must account for differences between us and others in terms of ownership structure, dining industry segment, size and complexity of operations, sourcing pool for executive talent, and other differentiators. We use the “Executive Compensation Peer Group” for executive compensation comparisons and compensation program design comparisons, as we believe this group reflects companies most similar to us in terms of size and complexity of operations and with which we compete for executive talent. The Executive Compensation Peer Group approved by the Compensation Committee for 2022 consisted of publicly-traded companies in the restaurant and hotel/hospitality industries with annual revenue between $500 million and $6 billion (approximately 0.15 times to 1.9 times our revenue), and in the aggregate, had an overall median revenue of $2.53 billion, which was lower than our revenue of  $3.3 billion, as follows:
BJ’s Restaurants, Inc.	Dave & Buster’s Entertainment, Inc.	Red Robin Gourmet Burgers, Inc.
Bloomin’ Brands, Inc.	Denny’s Corporation	Texas Roadhouse, Inc.
Brinker International, Inc.	Dine Brands Global, Inc.	The Wendy’s Company
Chipotle Mexican Grill, Inc.(1)	Domino’s Pizza, Inc.	Wyndham Hotels & Resorts, Inc.
Cracker Barrel Old Country Store, Inc.	Hyatt Hotels Corporation
Darden Restaurants, Inc.(1)	Jack in the Box Inc.

(1)
Included in our comparison group because of its importance as an industry leader in the dining industry, even though its revenues are greater than the $6 billion upper range limit.

For the 2022 Executive Compensation Peer Group, the Compensation Committee made no changes from the prior year.
While this comparison group provides the Compensation Committee with an important general frame of reference, as described above, the Compensation Committee does not target our Named Executive Officers’ compensation at any specific percentile or within a specific range of the Executive Compensation Peer Group’s pay levels.
Principal Elements of Compensation
Base Salary.   In accordance with our compensation objectives, base salaries for our Named Executive Officers are determined by the Compensation Committee and administered to reflect the individual executive’s career experience, contribution to our performance, overall Company performance, as well as the market data as compared to the Executive Compensation Peer Group. During its annual review of base salaries, the Compensation Committee also considers the recommendations of our Chief Executive Officer (except with respect to his own compensation).
The following chart shows the annualized base salaries for our Named Executive Officers for fiscal year 2022 and the percentage changes as compared to the prior year, which the Compensation Committee determined were reasonable and appropriate based on the factors described above.
	FY22 Base Salary	% Change
David Overton, Chairman of the Board and Chief Executive Officer	$995,000	0%
David M. Gordon, President, The Cheesecake Factory Incorporated	$720,000	3.6%
Matthew E. Clark, Executive Vice President and Chief Financial Officer	$570,000	3.5%
Scarlett May, Executive Vice President, General Counsel and Secretary	$545,000	3.8%
Keith T. Carango, President, The Cheesecake Factory Bakery Incorporated	$445,000	3.5%
Annual Cash Performance Incentive Compensation.   Executives and a significant number of other employees that are essential to the success of our business are eligible to receive an annual cash performance incentive bonus under the Performance Incentive Plan (“Bonus”) based on our performance against specific financial and strategic objectives. In addition, we use quarterly cash performance incentive compensation for all of our management positions in our restaurants. At the beginning of each fiscal year, the Compensation Committee establishes both the performance objectives and the formula for determining potential Bonus payments. Beginning in 2021, given the uncertainty regarding the ongoing impacts of the COVID-19 pandemic, the Compensation Committee established two separate performance periods for the adjusted EBITDAR performance goal. Given the supply chain volatility and the impact of continued inflation, the Compensation Committee decided, with the assistance of its independent compensation consultant, to continue to utilize two separate performance periods for the adjusted EBITDAR financial performance goal for fiscal 2022. The first performance period covered the first half of fiscal 2022 beginning on December 29, 2021 and ending on June 28, 2022, and the second performance period covered the second half of fiscal 2022 beginning on June 29, 2022 and ending on January 3, 2023. Bonuses are payable, if at all, in the first quarter of the fiscal year following the year in which such Bonuses were earned, after the Compensation Committee certifies performance relative to the pre-established objectives.
Under the terms of our Performance Incentive Plan, the amount of any individual Bonus in any fiscal year may not exceed $2.5 million.
Fiscal 2022 Performance Incentive Plan Design.   Bonus opportunities (as a percentage of base salary) by position for our Named Executive Officers are set forth below. Actual payouts depend upon performance results with ranges as follows:
	Performance Incentive Plan Bonus as % of Salary(1)
	Threshold(2)	Target(3)	Maximum(4)
David Overton	20.6%	110.0%	151.3%
David M. Gordon	15.0%	80.0%	110.0%
Matthew E. Clark	14.1%	75.0%	103.1%
Scarlett May	12.2%	65.0%	89.4%
Keith T. Carango	12.2%	65.0%	89.4%

(1)
Awards are based on salaries in effect on March 2, 2022.

(2)
The threshold award assumes the average achievement of 75% of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally Bakery division adjusted EBITDAR) objectives for the full fiscal year and none of the strategic objectives.

(3)
The target award assumes the average achievement of 100% of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally the Bakery division adjusted EBITDAR) objectives for of the full fiscal year and 100% of the strategic objectives.

(4)
The maximum award assumes the average achievement of 115% or more of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally Bakery division adjusted EBITDAR) objectives for the full fiscal year and 100% of the strategic objectives.

Payouts under the fiscal 2022 Performance Incentive Plan are based 75% on the Company’s level of achievement of financial performance objectives (or, with respect to Mr. Carango, 50% on the Company’s level of achievement of financial performance objectives and 25% on Bakery division’s level of achievement of a financial performance objectives), and 25% on the Company’s level of achievement of certain strategic objectives. For corporate executives (including each of our Named Executive Officers other than Mr. Carango), the financial objective is company-wide adjusted EBITDAR, and the strategic objectives relate to company-wide initiatives. The financial objective component can be earned from 0-150% of target based on level of achievement, and the strategic objective can be earned from 0-100% of target based on level of achievement, resulting in a total bonus opportunity from 0-137.5% of target.
The Compensation Committee selected adjusted earnings before interest, taxes, depreciation, amortization and rent (EBITDAR) as the most heavily weighted performance target in our annual plan for fiscal 2022. Adjusted EBITDAR is a key driver of stockholder value in that it (i) affects not only earnings per share but also overall cash flow from operations, (ii) supports return on invested capital percentage rates and (iii) is a key driver of a publicly-traded restaurant company’s stock multiple. The Compensation Committee selected EBITDAR over EBITDA because EBITDAR removes the impact of lease accounting rules, to focus more specifically on our operating priorities for the year. Taking into consideration the projected operating environment for casual dining and specific Company objectives for fiscal 2022, the Compensation Committee established adjusted EBITDAR goals that were consistent with our annual operating plan approved by the Board for fiscal 2022. For purposes of the bonus plans, adjusted EBITDAR excludes the effects of items we do not consider indicative of our ongoing operations such as impairment charges, acquisitions and the effect of health and welfare plan related costs. Adjusted EBITDAR is a non-GAAP measure and is defined and reconciled from GAAP in Appendix A of this proxy statement.
For the Company-wide and bakery division adjusted EBITDAR objective, a threshold award of 25% of target would pay out upon 75% performance achievement, and a maximum award of 150% of target would pay out upon 115% performance achievement. The strategic goals objectives pay out in proportion to the percentage of the objective achieved and do not pay out more than 100%.
Fiscal 2022 Performance Achievement.   In February 2023, the Compensation Committee reviewed our performance against the Company’s objectives for fiscal 2022. Following this review, the Committee certified that we achieved the following results:

	Threshold/Target/Maximum	Actual	Performance vs. Target
Company-wide adjusted EBITDAR target—First half of year (37.5% of award)	$185.7M/$247.6M/$284.7M	$221.4M	Below Target 77% Payout
Company-wide adjusted EBITDAR target—Second half of year (37.5% of award)	$175.2M/$233.6M/$268.6M	$197.0M	Below Target 61% Payout
Strategic initiatives (25% of award)
• Staffing and Retention	Improve applicant sourcing and interviewing, update employment value proposition, add advanced pay and no-cost GED and AA degree programs for front of house.		100% Completed 100% Payout
• FRC Integration	Create Flower Child support structure, Initiate ERP alignment on single company platform, establish a five-year strategic growth plan with margin targets.		100% Completed 100% Payout
• ESG Initiatives	Achieve 50% of 2025 Sustainable Sourcing goals, develop science-based climate strategy, DEI&B education and development programs, lead Evolving Workforce training and support mental health efforts.		95% Completed 95% Payout
The Compensation Committee also reviewed our bakery division’s performance against its objectives for fiscal 2022 and certified that the bakery division achieved the following results:

	Threshold/Target/Maximum	Actual	Performance vs. Target
Company-wide adjusted EBITDAR target—First half of year (25% of award)	$185.7M/$247.6M/$284.7M	$221.4M	Below Target 77% Payout
Company-wide adjusted EBITDAR target—Second half of year (25% of award)	$175.2M/$233.6M/$268.6M	$197.0M	Below Target 61% Payout
Bakery division adjusted EBITDAR target—First half of the year (12.5% of award)	$4.525M/$6.033M/$6.938M	$3.732M	Below Threshold 0% Payout
Bakery division adjusted EBITDAR target—Second half of the year (12.5% of award)	$4.774M/$6.365M/$7.320M	$1.623M	Below Threshold 0% Payout
Bakery strategic objectives (25% of award)
• East Coast Bakery People Actions	Optimize work schedule, reduce attrition by pre-established goal.		75% Completed 75% Payout
• Technology Automation	Reduce headcount by a pre-established goal, reduce waste by minimum of 10% compared to 2021.		75% Completed 75% Payout
• SLRP Capacity Actions	Develop project plan and timeline for third bakery.		100% Completed 100% Payout
• Quality and Food Safety Improvements	Strengthen Quality Assurance and Food Safety organization, clearly define and calibrate expectations at each level of organization and re-impose self-audit process.		100% Completed 100% Payout

As a result of our 2022 performance, our Named Executive Officers received Bonuses under our fiscal 2022 Performance Incentive Plan, as follows:
	Target Award	2022 Actual Bonus Payout	Actual Payout Compared to Target
David Overton	$1,094,500	$835,377	76.33%
David M. Gordon	$576,000	$439,632	76.33%
Matthew E. Clark	$427,500	$326,289	76.33%
Scarlett May	$354,250	$270,381	76.33%
Keith T. Carango	$289,250	$163,065	56.38%
2023 Performance Incentive Plan.   For fiscal 2023 the Compensation Committee, with the assistance of its independent compensation consultant, and based on continued challenges and uncertainty facing our business and the industry overall from supply chain volatility and inflation, decided to maintain the same general structure of the Performance Incentive Plan in effect for fiscal 2022.
Long-Term Equity-Based Compensation
We believe that equity-based compensation should be a significant component of total executive compensation to align executive compensation with our long-term performance and to encourage executives to make value-enhancing decisions for the benefit of our stockholders. Each of our Named Executive Officers is eligible to receive equity compensation, which may consist of a mix of stock options, restricted stock, and restricted stock units, to encourage a focus on long-term stockholder value and to foster long-term retention.
We approach equity compensation grants by considering the overall value of the grant (as opposed to the number of shares granted). Equity grants to all staff members, including Named Executive Officers and other executives require approval from the Compensation Committee and, in considering whether to approve such equity grants, the Compensation Committee considers past grants, corporate and individual performance, the valuation of grants, and recommendations of our Chief Executive Officer and the Compensation Committee’s compensation consultant. The Compensation Committee has not established formal guidelines for the size of individual equity grants for our Named Executive Officers, but considers the factors listed above as well as market data in making such decisions. See “Market Positioning” above.
Our Compensation Committee generally makes grants to our corporate executives, including our Named Executive Officers, on an annual basis, except in the case of newly hired executives, promotions or other extraordinary events. Our equity grant procedures are available on our website at investors.thecheesecakefactory.com, by clicking on the link for “Governance.”
Equity Grants in 2022.   For fiscal 2022, the Compensation Committee determined, with the assistance of its independent compensation consultant, that Named Executive Officers should continue to receive a designated value of equity comprised of a mix of 50% performance-based restricted stock subject to achievement of three equally weighted performance conditions (total annual revenue growth; adjusted average annual sales per productive square foot; and adjusted annual controllable profit goals, as described in further detail below, in each case, over a three-year performance period), and 50%, based upon each executive’s designated preference, of all stock options (with the number of options to be granted determined based on a Black Scholes valuation), an equal mix between stock options, time-based restricted stock, or all restricted stock (see table below for actual equity awards granted based on each executive’s election). The Compensation Committee believes that regardless of the choice elected by each executive, the resulting mix would strongly align the interests of our executives with those of our stockholders and our long-term performance. In the future, this allocation may vary, new performance targets may be chosen, and other forms of equity may be used.
Nonqualified Stock Options.   The Compensation Committee believes that stock options are an appropriate vehicle for a portion of long-term equity compensation because they provide value only if our stock price increases over time, which aligns our executives’ interests with those of our stockholders. The exercise price of our stock options is the closing price of our stock on the grant date. Generally, our stock options vest 20% on each of the first five anniversaries of the grant date.

Time-Based Restricted Stock Awards.   The time-based restricted stock granted to our Named Executive Officers during 2022 vest as to 60% of the shares on the third anniversary of the grant date, and 20% on each of the fourth and fifth anniversaries of the grant date.
Performance-Based Restricted Stock.   As described above, the performance-based restricted stock awards granted to the Named Executive Officers in 2022 are subject to the achievement of three equally weighted performance conditions, which are described below. The total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit goals are collectively referred to as the “Performance Conditions” and are subject to threshold and maximum potential payouts. Performance achievement is measured at the end of each fiscal year against pre-determined performance goals for each year of the three-year performance period, which are set for the full three-year period on the grant date. The number of shares earned at the end of the three-year performance period (if any) will be determined by averaging performance achievement for each of the three individual years. After the conclusion of the performance period, any earned shares are then subject to time-based vesting at the rate of 60% of the shares on February 10, 2025 and 20% of the shares on each of February 10, 2026 and February 10, 2027. If the threshold goal is achieved, between 60—150% of the target shares will be eligible to vest, based on level of achievement. If the threshold goal is not achieved, the target shares are forfeited. We are not disclosing threshold goals at this time due to the sensitivity of these forecasts and correlation between our projected performance vis-à-vis the Performance Conditions and our stock price. The threshold goals will be disclosed at the end of the performance period along with the achievement levels and corresponding vesting of the performance-based restricted stock awards, if any.
•
“Total Annual Revenue Growth Goal” is based upon the Company’s total annual revenue growth for fiscal years 2022, 2023, and 2024. This metric was selected to support strategic growth objectives.

•
“Adjusted Average Annual Sales Per Productive Square Foot Goal” is based upon The Cheesecake Factory Restaurants’ adjusted average annual sales per productive square foot for restaurants open for the full year for fiscal years 2022, 2023, and 2024. Sales per productive square foot was selected as it is a stated goal of the company and a strong driver of long-term financial performance. Achievement of this goal will be determined based upon average annual sales per productive square foot available for use during the applicable measurement period.

•
“Adjusted Annual Controllable Profit Goal” is based upon The Cheesecake Factory Restaurants’ adjusted annual controllable profit for fiscal years 2022, 2023, and 2024. “Controllable profit” only includes expenses over which restaurant management has direct control (e.g. , labor, dining room expenses, etc.). This metric was selected as it is the key profit metric managed at the restaurant level and aligns with our stated priorities.

In February 2022, the following grants were made to our Named Executive Officers under The Cheesecake Factory Stock Incentive Plan, as amended (the “Stock Plan”) in recognition of their performance and expected future contributions, to target competitive compensation levels appropriate to the executive’s tenure in his or her role, and to align their interests with the long-term interests of our stockholders:
Name	Number of Shares Subject to Nonqualified Stock Options	Number of Restricted Stock Awards-Performance Targets(1)	Number of Restricted Stock Awards-Time Based Vesting(2)	Value of Combined Grants (thousands)
David Overton	—	66,700	66,700	$5,301
David M. Gordon	—	16,650	16,650	$1,323
Matthew E. Clark	—	15,100	15,100	$1,200
Scarlett May	—	7,700	7,700	$612
Keith T. Carango	—	6,050	6,050	$481

(1)
See “Long-Term Equity-Based Compensation — Performance-Based Restricted Stock” above for a description of performance-based vesting conditions.

(2)
See “Long-Term Equity-Based Compensation — Time-Based Restricted Stock Awards” above for a description of time -based vesting conditions.

Attainment of 2020 Grant Performance Condition.   In 2020, as part of our annual long-term incentive program, certain of our Named Executive Officers were granted performance-based restricted shares (the “2020-2022 RSAs”), which were eligible to be earned based on achievement of three equally weighted performance goals during a performance period beginning January 1, 2020 and ending January 3, 2023 (the “2020-2022 Performance Period”). The three performance goals were average annual fully-diluted adjusted earnings per share (“EPS”) growth, adjusted average sales per square foot from Company owned and operated The Cheesecake Factory Restaurants as reported in the Company’s Form 10-K (“Sales Per Square Foot”), and adjusted average annual controllable profit margins for Company owned and operated The Cheesecake Factory Restaurants (“2020-2022 Controllable Profit”). During the 2020-2022 Performance Period, the Company’s adjusted EPS growth was 19% resulting in 150% of the target number of 2020-2022 RSAs subject to this metric being earned, the Company’s adjusted Sales Per Square Foot amount was $1,145 resulting in 150% of the target number of the 2020-2022 RSAs subject to this metric being earned, and the Company’s adjusted average annual 2020-2022 Controllable Profit amount was 26.2% resulting in 0% of the target number of 2020-2022 RSAs subject to this metric being earned. Accordingly, an aggregate of 100% 2020-2022 RSAs were earned based on achievement of the three performance goals.
Retirement Plans
Nonqualified Deferred Compensation Plan.   The Cheesecake Factory Executive Savings Plan (“Executive Savings Plan”) is a nonqualified deferred compensation plan that provides a tax-deferred savings vehicle for our “highly compensated” executives (as defined in the Executive Savings Plan), as well as our non-employee directors. At the end of fiscal 2022, approximately 415 staff members, all of our Independent Directors, and all of our Named Executive Officers were eligible to participate. Approximately 459 current and former staff members and two Independent Directors maintained account balances. Additional information regarding this plan appears in this Proxy Statement in the section below entitled “Compensation of Named Executive Officers-Nonqualified Deferred Compensation.”
The Executive Savings Plan permits us to match a portion of participants’ contributions with Company contributions, on a pre-tax basis to participants (other than Independent Directors). Since inception, we made a partial matching contribution to the Executive Savings Plan each year, except during the period of May 2009 through October 2011, when the Company match was suspended. We currently match 25% of the first 4% of salary and/or Bonus deferred. One hundred percent of a participant’s Bonus, if any, and up to 50% salary may be deferred.
Pension Benefits.   We do not maintain a pension plan for executives or staff members. However, in order to continue to retain Mr. Overton’s services as our Chief Executive Officer and in recognition of his unique contributions as our founder, Mr. Overton’s employment agreement provides for a “Founder’s Retirement Benefit” pursuant to which Mr. Overton (or his beneficiary or estate, if he is deceased) is entitled to fixed annual payments of  $650,000 for a period of ten years following his separation from service for any reason, payable in equal monthly installments, as further described in his employment agreement. Our obligation with respect to the Founder’s Retirement Benefit is unfunded and unsecured, and is payable from our general, unrestricted assets. For additional information concerning Mr. Overton’s employment agreement, see the section in this Proxy Statement entitled “Compensation of Named Executive Officers-Employment Agreements.”
Other Benefits and Perquisites
All of our executives, including our Named Executive Officers, are eligible to participate in our broad-based benefit programs, which include medical, dental, vision, life insurance and long-term disability programs, as well as paid vacation and a sabbatical leave program. We also provide group term life insurance to our executives, including each of our Named Executive Officers, as well as all other salaried staff members, at the lesser of one-times base salary or $750,000. The life insurance benefit is reduced to 65% of base salary at age 65 and 50% of base salary at age 70. The IRS requires that the portion of the value of such policy exceeding $50,000 be deemed imputed income to the staff member and provides a formula by which the imputed income is calculated.
We also provide the following limited perquisites to our executives, including Named Executive Officers, that vary based on the executive’s level:

•
The choice of a company-leased vehicle or automobile allowance. This program also is offered to certain other executives and selected additional management positions. Each individual participating in our leased car program is assigned imputed income, according to IRS regulations, for his or her personal use of the automobile or is provided with an automobile allowance, which is subject to taxation at the individual’s tax rate. The type of vehicle and amount of allowance varies with the executive’s level.

•
A company-paid executive physical every two years. This program is offered to staff members at the level of Senior Vice President and above, including our Named Executive Officers.

•
Relocation expenses. Relocation expenses are reimbursed in accordance with the terms of any employment agreement or as determined on a case-by-case basis.

We believe that these benefits enhance our ability to attract and retain high-quality talent at a modest cost and help to elevate our Company as an employer of choice among our competitors. The amounts we paid related to perquisites provided to our Named Executive Officers in fiscal 2022 are disclosed in the section entitled “Compensation of Named Executive Officers—Summary Compensation Table.”
Potential Benefits Upon Termination and Change in Control
The Compensation Committee recognizes that the possibility of the termination of an executive officer’s employment, and the uncertainty it creates, may result in the loss or distraction of the executive officer, and present challenges in recruiting potential executive officers, all to the detriment of the Company and its stockholders. To help ensure that the Company has the continued attention and dedication of these executives and the availability of their continued service, and to focus executive officers on stockholder interests when considering strategic alternatives, the Named Executive Officers are eligible for certain payments and benefits upon a qualifying termination of employment that are consistent with the Company’s overall philosophy and market practices.
These potential severance payments are provided under the terms of our existing employment agreements with our Named Executive Officers. For more information, see “Compensation of Named Executive Officers-Potential Payments upon Termination or Change in Control” in this Proxy Statement.
Furthermore, we do not provide for any automatic “single trigger” equity vesting or other payments upon a change in control and we do not provide for any tax gross-up payments that could be related to change in control excise taxes. Our Stock Plan provides for a “double trigger,” such that equity awards will automatically accelerate if a participant incurs a qualifying termination of employment (without cause or for good reason) within a specified time period following a change in control of the Company. In addition, in the event of a change in control of the Company, if outstanding awards issued under the Stock Plan are not continued, converted, assumed or replaced by the surviving or acquiring entity, then such outstanding awards will fully vest as of immediately prior to such change in control.
Oversight of Named Executive Officer Compensation
Compensation Committee.   Our Compensation Committee determines the compensation of our Named Executive Officers, including their base salaries, bonus, and equity-based compensation, and is supported in that process by an independent compensation consultant and members of senior management, including our Chief Executive Officer, Chief People Officer and Vice President of Total Rewards. The Compensation Committee regularly evaluates our compensation programs to ensure they support our business objectives. The Compensation Committee’s charter is available on our website at investors.thecheesecakefactory.com, by clicking on the link for “Governance.”
Role of Outside Consultants.   For fiscal 2022, the Compensation Committee engaged FW Cook to serve as its independent compensation consultant. Our independent compensation consultant provides detailed evaluation and recommendations regarding our executive and Board compensation programs and advises the Compensation Committee with respect to structuring our compensation plans to achieve our business objectives. FW Cook was retained by and reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee assessed the independence of its compensation consultants and analyzed whether the work of FW Cook raised any conflict of interest, pursuant to the rules of the SEC and Nasdaq. Based on this review, the Compensation Committee did not identify any conflict of interest or concerns as to whether FW Cook is independent with respect to the work of FW Cook as compensation consultant to the Compensation Committee.
Role of Chief Executive Officer in Compensation Decisions.   Our Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each Named Executive Officer (other than himself) and his perspective on the factors described above under “Overview of Compensation Program-Factors Considered in Making Compensation Decisions” when developing his recommendations for each Named Executive Officer’s compensation (other than his own). Our Chief People Officer and our Vice President of Total Rewards work with our Chief Executive Officer during this process by reviewing market data and other performance factors. The Compensation Committee discusses our Chief Executive Officer’s recommendations, consults with its outside compensation consultant, and then approves or modifies the recommendations in collaboration with the Chief Executive Officer.
Compensation of our Chief Executive Officer.   The Compensation Committee determines the compensation of our Chief Executive Officer (including the terms of his employment agreement), following the same principles as are applied to compensation determinations for the other Named Executive Officers. The Compensation Committee solicits our Chief Executive Officer’s perspective on his own compensation but makes determinations regarding his compensation independently and without him or other Named Executive Officers present.
Governance Considerations
Risk Considerations.   The Compensation Committee reviews our employee compensation policies and practices, including those for non-executive officers, on an annual basis to assess how those policies and practices may affect risk-taking by employees. During its review in fiscal 2022, the Compensation Committee determined that our compensation programs are appropriately weighted toward long-term incentives and include policies designed to deter undue risk-taking by employees. These policies include the Clawback Policy, stock retention and ownership policies, and policies against short sales and hedging (see “Policies Regarding Hedging, Short Sales, Publicly Traded Derivatives, Margin Accounts and Pledges”). Based on this assessment, we determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Clawback Policy; Forfeitures.   We maintain a Policy on Reimbursement of Incentive Payments and Equity Awards which applies to bonus payments and equity awards (the “Clawback Policy”). Our Clawback Policy requires certain of our executives to agree in writing to repay all or a portion of any Bonus payments and/or equity award(s), to the extent permitted by law and deemed appropriate by the Audit Committee, when we are required by applicable law or applicable accounting or auditing principles to restate our financial statements to correct an accounting error in any interim or annual financial statement filed with the SEC as a result of material noncompliance with applicable financial reporting requirements and the bonus and/or equity award(s) were directly based on those financial statements. Additionally, the Compensation Committee may (i) cause the cancellation of any award of any Option, stock appreciation right (“SAR”), Restricted Stock Grant or Stock Unit under the Stock Plan (“Award”), (ii) require reimbursement of any Award by a participant under the Stock Plan and (iii) effect any other right of recoupment of equity or other compensation provided under the Stock Plan or otherwise in accordance with Company policies (including without limitation the Company’s Clawback Policy) and/or applicable law. If the service of a Stock Plan participant is terminated for Cause (as defined under the Stock Plan), then all Options, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants terminate and are forfeited immediately without consideration as of the termination date. We continue to monitor regulatory developments and intend to timely amend and restate our clawback policy to comply with Nasdaq listing standards implementing new Exchange Act Rule 10D-1.
Stock Ownership Requirements.   Stock ownership guidelines applicable to certain of our executive officers, including all current Named Executive Officers, provide that certain executives are required to own a minimum number of shares of our common stock with a value equal to the multiple of such executive’s annual base salary, as follows:

Position with Company	Multiple of Salary
Chief Executive Officer of the Company	6x
President of the Company or of our wholly owned subsidiaries, The Cheesecake Factory Restaurants, Inc. or The Cheesecake Factory Bakery Incorporated	2x
Executive Vice President of the Company	2x
A newly appointed covered officer (other than a newly appointed Chief Executive Officer) has five years to comply with the guidelines. A newly-appointed Chief Executive Officer has seven years to comply with these guidelines. For purposes of this policy, stock ownership includes (i) any shares owned by an executive or his or her immediate family members or held by him or her as part of a tax or estate plan in which the executive retains beneficial ownership, and (ii) unvested restricted stock or restricted stock units. Compliance is calculated annually, on the first day of the fiscal year. For purposes of determining compliance with the policy, “value” means an assumed per-share value based on the average of the closing price of our common stock on the last day of each of the previous four fiscal quarters. An exception to the policy exists if acquisition of shares would result in a violation of our Special Trading Policy and Procedures. Certain hardship exceptions are also available at the discretion of the Compensation Committee. All of our Named Executive Officers are in compliance with our executive stock ownership policy as of the last day of 2022.
Other Considerations
Impact of Accounting and Tax Treatments on Compensation.   Accounting and tax considerations play a role in the design of our executive compensation program. Accounting rules, such as FASB ASC Topic 718, require us to expense the estimated fair market value of our stock-based compensation, which reduces the amount of our reported profits. The Compensation Committee considers the amount of this expense and the financial impact to us in determining the amount of equity compensation awards to grant to executives.
Section 162(m) of the Internal Revenue Code (“Code”) and the regulations promulgated thereunder limit to no more than $1 million per taxable year, the allowable Company deduction for compensation paid to certain current and former executive officers of the Company. As a result, we expect that compensation paid per year to our Named Executive Officers and certain other current and former executive officers in excess of $1 million generally will not be deductible. The Compensation Committee generally seeks to preserve tax deductions for executive compensation where available but may make compensation decisions based on other factors when it believes doing so is in the best interest of the Company and its stockholders. Further, the Compensation Committee also reserves the right to make changes or amendments to existing compensation programs and arrangements, including changes or amendments that may result in the loss of tax deductions, if the Compensation Committee believes it is in the best interests of the Company and its stockholders to do so.
Code Section 409A limits flexibility with respect to the time and form of payment of nonqualified deferred compensation. If a payment or award is subject to Code Section 409A but does not meet the requirements that exempt such amounts from taxation under that section, the recipient is subject to (i) income tax at the time the payment or award is not subject to a substantial risk of forfeiture, (ii) an additional 20% federal tax at that time, (iii) possible interest and penalties, and (iv) possible additional state taxes. While Code Section 409A is very complex and we cannot guarantee compliance with all of its requirements, we have made modifications to our plans and arrangements such that payments or awards under those arrangements either are intended not to constitute “deferred compensation” for Code Section 409A purposes (and will thereby be exempt from the requirements of Code Section 409A) or, if they constitute “deferred compensation,” are intended to comply with the Code Section 409A statutory provisions and final regulations.
The NEO Employment Agreements provide that, if a Named Executive Officer (other than our Chief Executive Officer) is subject to additional taxes imposed by Code Section 409A which relate solely to the timing of payment for the severance benefits under his or her prior employment agreement (if any), then within 60 days after the determination that such Code Section 409A taxes are due, we would pay the executive a cash payment so that the Named Executive Officer would be in the same position on an after-tax basis that the executive would have been in if no Code Section 409A taxes and related interest and/or penalties had been imposed.

COMPENSATION COMMITTEE REPORT
The following Compensation Committee report does not constitute soliciting material and is not deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Compensation Committee report by reference thereto.
The Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed its content with management. Based on this review and our discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in the Company’s Annual Report on Form 10-K.
Dated: April 5, 2023	Respectfully submitted,
Alexander L. Cappello, Chairman Edie A. Ames Jerome I. Kransdorf Laurence B. Mindel Herbert Simon

COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following table sets forth summary compensation information with respect to our Named Executive Officers for the fiscal years ended January 3, 2023, December 28, 2021, and December 29, 2020.
Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
David Overton Chairman of the Board and Chief Executive Officer	2022	1,014,135	-	5,301,316	-	835,377	-	30,916	7,181,744
	2021	1,010,308	-	5,099,931	-	1,234,049	-	30,916	7,375,204
	2020	914,635	109,450	2,250,968	2,245,964	273,625	-	119,395(5)	5,914,037
David M. Gordon President, The Cheesecake Factory Incorporated	2022	758,538	-	1,323,342	-	439,632	-	32,973	2,554,485
	2021	698,942	-	1,276,357	-	626,890	-	33,349	2,635,538
	2020	615,673	54,000	511,237	508,659	135,000	-	49,518(5)	1,874,087
Matthew E. Clark Executive Vice President and Chief Financial Officer	2022	576,942	-	1,200,148	-	326,289	-	11,583	2,114,962
	2021	564,692	-	1,158,788	-	465,939	-	10,348	2,199,767
	2020	486,981	37,450	560,232	459,326	93,625	-	29,939(5)	1,667,553
Scarlett May Executive Vice President, General Counsel and Secretary	2022	540,796	-	611,996	-	270,381	-	16,939	1,440,112
	2021	522,115	-	573,897	-	384,759	-	16,666	1,497,437
	2020	464,961	33,150	374,693	125,331	82,875	-	34,467(5)	1,115,477
Keith T. Carango President, The Cheesecake Factory Bakery Incorporated	2022	441,827	-	480,854	-	163,065	-	16,210	1,101,956
	2021	427,115	-	467,322	-	265,888	-	17,291	1,177,616
	2020	379,173	26,975	204,816	199,997	101,156	-	23,962(5)	936,079

(1)
Unused vacation time cashed-out under the Company’s vacation cash-out policy is included under Salary. In 2022 the following amounts of vacation were cashed out: (i) for Mr. Overton, $19,135; (ii) for Mr. Gordon, $19,192; and for Mr. Clark, $10,962. Ms. May and Mr. Carango did not cash-out any unused vacation.

(2)
The value of performance-vesting restricted stock and restricted stock units is computed assuming achievement of performance goals at target level based on probable outcomes of such performance goals under ASC Topic 718. Amounts shown do not reflect compensation actually received or that may be realized in the future by the Named Executive Officer. In accordance with SEC regulations, these amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock and option awards made in the referenced fiscal year. Assuming attainment at maximum performance, the fair value of the 2022 performance-vesting restricted stock is: (i) for Mr. Overton, $3,975,987; (ii) for Mr. Gordon, $992,507; (iii) for Mr. Clark, $900,111; (iv) for Ms. May, $458,997; and (v) for Mr. Carango, $360,641. Performance stock awards are subject to performance and service-vesting requirements. See Note 16 of the Notes to Consolidated Financial Statements in our Annual Report for information, including assumptions made, regarding the valuation of equity awards.

(3)
Mr. Overton’s “Founder’s Retirement Benefit” had a loss of  $650,000, $213,000, and $137,000 in 2022, 2021, and 2020 respectively.

(4)
“All other compensation” for fiscal 2022 includes the following:

Name	Automobile Program ($)(a)	ESP Company Match ($)(b)	Life Insurance ($)(c)	Executive Physical Exam ($)(d)	Total ($)
Mr. Overton	22,882	—	8,034	—	30,916
Mr. Gordon	20,035	7,339	3,328	2,271	32,973
Mr. Clark	10,200	—	1,383	—	11,583
Ms. May	14,488	—	2,451	—	16,939
Mr. Carango	13,200	—	3,010	—	16,210

(a)
Automobile Program: Each Named Executive Officer has the choice of a company-leased vehicle or automobile allowance. We assign imputed income, according to IRS regulations, for personal use of a Company-leased vehicle.

(b)
Executive Savings Plan Matching Contributions: Each of our Named Executive Officers is eligible to participate in our Executive Savings Plan, a nonqualified deferred compensation plan. Additional information regarding this plan appears in this Proxy Statement in the section entitled “Nonqualified Deferred Compensation.”

(c)
Life Insurance: We provide group term life insurance to each of our Named Executive Officers on the same terms as all other salaried employees.

(d)
Executive Physical Exam: Each of our Named Executive Officers is eligible for a Company-paid executive physical examination every two years.

(5)
Under the terms of the Stock Incentive Plan, holders of unvested restricted stock have rights to dividends, provided that any dividends received on shares of unvested restricted stock granted under the Stock Incentive Plan are subject to the same vesting conditions and restrictions as the underlying shares with respect to which the dividends relate. “All Other Compensation” for 2020 includes dividends paid in the year. Dividends paid in subsequent years have not been captured, as dividends were factored into the grant date fair value of the restricted stock awards in the stock awards column, in accordance with SEC rules.

Grants of Plan-Based Awards in Fiscal 2022
The following table shows all restricted shares and stock options granted to Named Executive Officers under the Stock Plan during fiscal 2022, as well as the range of potential Bonuses that were achievable in fiscal 2022 under our Performance Incentive Plan.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
		Threshold ($)	Target ($)(2)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Overton	n/a	$205,219	$1,094,500	$1,504,938
	2/10/2022							66,700	$2,650,658
	2/10/2022				40,020	66,700	100,050		$2,650,658
David M. Gordon	n/a	$108,000	$576,000	$792,000
	2/10/2022							16,650	$661,671
	2/10/2022				9,990	16,650	24,975		$661,671
Matthew E. Clark	n/a	$80,156	$427,500	$587,813
	2/10/2022							15,100	$600,074
	2/10/2022				9,060	15,100	22,650		$600,074
Scarlett May	n/a	$66,422	$354,250	$487,094
	2/10/2022							7,700	$305,998
	2/10/2022				4,620	7,700	11,550		$305,998
Keith T. Carango	n/a	$54,234	$289,250	$397,719
	2/10/2022							6,050	$240,427
	2/10/2022				3,630	6,050	9,075		$240,427

(1)
The threshold Bonus amounts assume achievement of 75% of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally Bakery division adjusted EBITDAR) objective and none of the strategic objectives. Target Bonus amounts assume achievement of 100% of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally Bakery division adjusted EBITDAR) objective and 100% of the strategic objectives. Maximum Bonus amounts assume achievement of 115% or more of the Company-wide adjusted EBITDAR (and, with respect to Mr. Carango, additionally Bakery division adjusted EBITDAR) objective and 100% of the strategic objective. For actual amounts paid under the Performance Incentive Plan for fiscal 2022, see the column entitled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” included in this Proxy Statement. For more information on our annual performance bonus program under the Performance Incentive Plan for fiscal 2022, see “Compensation Discussion and Analysis-Principal Elements of Compensation-Annual Cash Performance Incentive Compensation.”

(2)
Target awards are a percentage of base salary for fiscal 2022, as follows: 110% for Mr. Overton; 80% for Mr. Gordon; 75% for Mr. Clark; and 65% for each of the other Named Executive Officers.

(3)
The restricted stock awards are subject to achievement of total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit performance conditions for fiscal years 2022, 2023, and 2024, measured once at the end of the 2024 fiscal year. This award is eligible to be earned from 60-150% of target and will be forfeited if we do not achieve our threshold goal. Any awards remaining outstanding after achievement (if any) of the total annual revenue growth, adjusted average annual sales per productive square foot and adjusted annual controllable profit performance conditions are determined to be achieved (if at all) shall be subject to service-based vesting at a rate of 60% of the award vesting on the third anniversary of the grant date and 20% of the award vesting on each of the fourth and fifth anniversaries of the grant date.

(4)
The restricted stock vests 60% on the third anniversary of the grant date, and 20% on each of the fourth and fifth anniversaries of the grant date subject to continued service with the Company.

(5)
The grant date fair value was computed in accordance with the provisions of FASB ASC Topic 718, excluding the effect of estimated forfeitures. Amounts shown do not reflect compensation actually received or that may be realized in the future by the Named Executive Officer. See Note 16 of the Notes to Consolidated Financial Statements in our Annual Report for information, including assumption used, regarding the valuation of equity awards.

Outstanding Equity Awards At Fiscal Year End
The following table shows all outstanding stock options, restricted shares and restricted stock units held by the Named Executive Officers as of January 3, 2023, the last day of fiscal 2022. The vesting schedules set forth in the footnotes are subject to continued service with the Company.
	Option Awards				Stock Awards
					Restricted Stock		PSU/PSA Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That have Not Vested ($)(3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
David Overton(4)	135,000	—	48.01	03/05/2023	—	—	—	—
	82,000	—	50.26	03/03/2024	—	—	—	—
	73,500	—	61.59	03/02/2025	—	—	—	—
	143,440	35,860(4a)	47.06	02/15/2026	—	—	—	—
	62,400	41,600(4b)	46.03	02/13/2027	—	—	—	—
	134,760	202,140(4c)	40.16	02/18/2030	—	—	—	—
	—	—	—	—	9,480(9a)	$306,678	—	—
	—	—	—	—	18,960(9a)	$613,356	—	—
	—	—	—	—	56,050(9b)	$1,813,218	—	—
	—	—	—	—	50,150(9c)	$1,622,353	—	—
	—	—	—	—	—	—	43,150(9d)	$1,395,903
	—	—	—	—	66,700(9e)	$2,157,745	—	—
	—	—	—	—	—	—	66,700(9e)	$2,157,745
David M. Gordon(5)	19,300	—	50.26	03/03/2024	—	—	—	—
	16,650	—	61.59	03/02/2025	—	—	—	—
	8,300	8,300(5a)	47.06	02/15/2026	—	—	—	—
	14,040	9,360(5b)	46.03	02/13/2027	—	—	—	—
	15,260	45,780(5c)	40.16	02/18/2030	—	—	—	—
	—	—	—	—	2,120(10a)	$68,582	—	—
	—	—	—	—	4,320(10a)	$139,752	—	—
	—	—	—	—	12,730(10b)	$411,816	—	—
	—	—	—	—	12,550(10c)	$405,993	—	—
	—	—	—	—	—	—	10,800(10d)	$349,380
	—	—	—	—	16,650(10e)	$538,628	—	—
	—	—	—	—	—	—	16,65010e)	$538,628
Matthew E. Clark(6)	10,000	—	48.01	03/05/2023	—	—	—	—
	9,600	—	50.26	03/03/2024	—	—	—	—
	8,000	—	61.59	03/02/2025	—	—	—	—
	4,820	—	57.30	06/07/2025	—	—	—	—
	30,400	7,600(6a)	47.06	02/15/2026	—	—	—	—
	25,740	17,160(6b)	46.03	02/13/2027	—	—	—	—
	27,560	41,340(6c)	40.16	02/18/2030	—	—	—	—
	—	—	—	—	3,920(11a)	$126,812	—	—
	—	—	—	—	11,460(11b)	$370,731	—	—
	—	—	—	—	2,490(11b)	$80,552	—	—
	—	—	—	—	11,400(11c)	$368,790	—	—
	—	—	—	—	—	—	9,800(11d)	$317,030
	—	—	—	—	15,100(11e)	$488,485	—	—
	—	—	—	—	—	—	15,100(11e)	$488,485

	Option Awards				Stock Awards
					Restricted Stock		PSU/PSA Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That have Not Vested ($)(3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Scarlett May(7)	7,360	1,840(7a)	52.14	05/30/2026	—	—	—	—
	6,960	4,6407b)	46.03	02/13/2027	—	—	—	—
	7,520	11,280(7c)	40.16	02/18/2030	—	—	—	—
	—	—	—	—	460(12a)	$14,881	—	—
	—	—	—	—	2,120(12b)	$68,582	—	—
	—	—	—	—	1,040(12b)	$33,644	—	—
	—	—	—	—	3,100(12c)	$100,285	—	—
	—	—	—	—	6,230(12c)	$201,541	—	—
	—	—	—	—	5,650(12d)	$182,778	—	—
	—	—	—	—	—	—	4,850(12e)	$156,898
	—	—	—	—	7,700(12f)	$249,095	—	—
	—	—	—	—	—	—	7,700(12f)	$249,095
Keith T. Carango(8)
	5,040	—	50.26	03/03/2024	—	—	—	—
	5,200	—	61.59	03/02/2025	—	—	—	—
	6,640	1,660(8a)	47.06	02/15/2026	—	—	—	—
	2,400	600(8b)	51.74	04/05/2026	—	—	—	—
	5,520	3,680(8c)	46.03	02/13/2027	—	—	—	—
	12,000	18,000(8d)	40.16	02/18/2030	—	—	—	—
	—	—	—	—	800(13a)	$25,880	—	—
	—	—	—	—	260(13b)	$8,411	—	—
	—	—	—	—	840(13c)	$27,174	—	—
	—	—	—	—	1,72013d)	$55,642	—	—
	—	—	—	—	5,10013e)	$164,985	—	—
	—	—	—	—	4,600(13f)	$148,810	—	—
	—	—	—	—	—	—	3,950(13g)	$127,783
	—	—	—	—	6,050(13h)	$195,718	—	—
	—	—	—	—	—	—	6,050(13h)	$195,718

(1)
All options listed vest at a rate of 20% per year.

(2)
Unless otherwise noted, restricted shares and PSA awards listed vest 60% on the third anniversary of the date of grant, subject to continued service and in the case of the PSAs, attainment of the performance goals, and 20% on each of the fourth and fifth anniversaries of the date of grant, subject to continued service.

(3)
The market value of outstanding stock awards is based on a per share (or unit) value of  $32.35, the closing market price of our common shares on January 3, 2023, the last day of fiscal 2022. Per SEC rules, amounts shown reflect the target number of performance vesting awards that may be earned based on the results of the previous year’s performance at threshold levels.

(4)
The vesting dates of options held by Mr. Overton that were not exercisable as of our fiscal 2022 year-end are as follows: (a) 35,860 options vested on 02/15/2023; (b) 20,800 options vested on 02/13/2023 and 20,800 options will vest on 02/13/2024; (c) 67,380 options vested on 02/18/2023 and 67,380 options will vest on each of 02/18/2024 and 02/18/2025.

(5)
The vesting dates of options held by Mr. Gordon that were not exercisable as of our fiscal 2022 year-end are as follows: (a) 8,300 options vested on 02/15/2023; (b) 4,680 options vested on 02/13/2023 and 4,680 options will vest on 02/13/2024; (c) 15,260 vested on 02/18/2023 and 15,260 options will vest on each of 02/18/2024 and 02/18/2025.

(6)
The vesting dates of options held by Mr. Clark that were not exercisable as of our fiscal 2022 year-end are as follows: (a) 7,600 options vested on 02/15/2023; (b) 8,580 options vested on 02/13/2023 and 8,580 options will vest on 02/13/2024; (c) 13,780 options vested on 02/18/2023 and 13,780 options will vest on each of 02/18/2024 and 02/18/2025.

(7)
The vesting dates of options held by Ms. May that were not exercisable as of our fiscal 2022 year-end are as follows: (a) 1,840 options will vest on 05/14/2023; (b) 2,320 options vested on 02/13/2023 and 2,320 options will vest on 02/13/2024; (c) 3,760 options vested on 02/18/2023 and 3,760 options will vest on each of 02/18/2024 and 02/18/2025.

(8)
The vesting dates of options held by Mr. Carango that were not exercisable as of our fiscal 2022 year-end are as follows: (a) 1,660 options vested on 02/15/2023; (b) 600 options vested on 04/05/2023; (c) 1,840 options vested 02/13/2023 and 1,840 options will vest on 02/13/2024; (d) 6,000 options vested on 02/18/2023 and 6,000 options will vest on each of 02/18/2024 and 02/18/2025.

(9)
The grant dates of restricted shares and PSA awards held by Mr. Overton that were not vested as of our fiscal 2022 year-end are as follows: (a) 02/13/2019; (b) 02/18/2020; (c) 02/10/2021; (d) 04/01/2021; (e) 02/10/2022.

(10)
The grant dates of restricted shares and PSA awards held by Mr. Gordon that were not vested as of our fiscal 2022 year-end are as follows: (a) 02/13/2019; (b) 02/18/202; (c) 02/10/2021; (d) 04/01/2021; (e) 02/10/2022.

(11)
The grant dates of restricted shares and PSA awards held by Mr. Clark that were not vested as of our fiscal 2022 year-end are as follows: (a) 02/13/2019; (b) 02/18/2020; (c) 02/10/2021; (d) 04/01/2021; (e) 02/10/2022. The restricted shares granted on 02/18/2020 vest in full on the third anniversary of the grant date, subject to Mr. Clark’s continued employment through the vesting date.

(12)
The grant dates of restricted shares and PSA awards held by Ms. May that were not vested as of our fiscal 2022 year-end are as follows: (a) 5/30/2018; (b) 02/13/2019; (c) 02/18/2020; (d) 02/10/2021; (e) 04/01/2021; (f) 02/10/2022.

(13)
The grant dates of restricted shares and PSA awards held by Mr. Carango that were not vested as of our fiscal 2022 year-end are as follows: (a) 02/15/2018; (b) 04/05/2018; (c) 02/13/2019; (d) 02/13/2019; (e) 02/18/2020; (f) 02/10/2021; (g) 04/01/2021; (h) 02/10/2022.

Option Exercises and Stock Vested
The following table shows, for fiscal 2022, all stock options exercised by Named Executive Officers and shares of their restricted stock that vested:
	Nonqualified Stock Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
David Overton	—	—	42,660	$1,692,749
David M. Gordon	—	—	9,660	$383,309
Matthew E. Clark	—	—	6,770	$269,675
Scarlett May	—	—	5,200	$203,516
Keith T. Carango	—	—	5,490	$219,628

(1)
No stock options were exercised in 2022. The value realized upon exercise would be equal to the difference between the market price of our common stock at the time of exercise and the exercise price of the options.

(2)
The value realized upon vesting is equal to the fair market value of the shares on the vesting date.

Pension Benefits
The following table shows the lump sum present value of the accumulated pension benefits of Mr. Overton, the only named executive officer entitled to pension benefits, as of January 3, 2022, the last day of fiscal 2022.
Name	Plan Name	Number of years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
David Overton	Founder’s Retirement Benefit(1)	—	$5,252,000(2)	—

(1)
Pursuant to Mr. Overton’s employment agreement, Mr. Overton is entitled to a “Founder’s Retirement Benefit” pursuant to which Mr. Overton (or his beneficiary or estate, if he is deceased) is entitled to fixed annual payments of  $650,000 for a period of ten years following his separation from service for any reason, payable in equal monthly installments. Our obligation with respect to the Founder’s Retirement Benefit is unfunded and unsecured, and is payable from our general, unrestricted assets. For additional information concerning Mr. Overton’s employment agreement, see the sections in this Proxy Statement entitled “Retirement Plans” and “Compensation of Named Executive Officers-Employment Agreements.”

(2)
The present value of Mr. Overton’s accumulated benefit was calculated assuming an initial annual payment in October of 2023, the first payment date after the earliest possible date on which Mr. Overton could obtain full benefits assuming a separation from service on the last day of the term of his 2022-2023 employment agreement and a discount rate of 3.79% based on the 10 Year Treasury Yield Rate in effect as of January 3, 2023.

Nonqualified Deferred Compensation
We adopted Executive Savings Plan in order to provide a tax-deferred savings vehicle to help us attract, retain and motivate executives with the essential qualifications to manage our Company successfully. The Executive Savings Plan is a nonqualified deferred compensation plan for our Independent Directors and for our highly compensated executives (as defined in the Executive Savings Plan) who are otherwise ineligible to participate in our qualified defined contribution savings plan under Section 401(k) of the Code. The Executive

Savings Plan allows our employee-participants to defer the receipt of up to 50% of their base salaries and up to 100% of their Bonus and allows our non-employee directors to defer up to 100% of their director fees and stock units.
Under the Executive Savings Plan, we currently provide a matching contribution at a rate of 25% of the first 4% of salary and/or Bonus deferred under the plan. We do not provide a match for deferrals by non-employee directors. Our matching contributions vest 25% per year after the staff member’s second year of participation in the Executive Savings Plan, such that staff members with five years of service with us would be 100% vested in our matching contributions. All of our Named Executive Officers, other than Scarlett May, who was hired by the Company and appointed Executive Vice President, General Counsel and Secretary on May 14, 2018, are currently 100% vested in our matching contributions. Staff member deferrals and our matching contribution, if any, are deposited into a “rabbi” trust established by us, and the funds are generally invested in individual variable life insurance contracts owned by us, which are specifically designed to informally fund savings plans of this nature. Upon a participant’s termination from employment, he or she will receive a distribution of his or her account balance, including earnings and vested Company contributions, in accordance with his or her distribution election and the terms of the Executive Savings Plan. For any plan year, a participant may elect, in accordance with the terms of the Executive Savings Plan, to have a portion of his or her account paid on a scheduled in-service distribution date; provided, such a distribution may not occur earlier than the second plan year after the plan year to which such an election applies. The following table shows the compensation (including Bonus) earned for fiscal 2022 that was deferred into the Executive Savings Plan by each Named Executive Officer during fiscal 2022:
NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Fiscal 2022 $(1)	Company Contributions in Fiscal 2022 $(2)	Aggregate Earnings/(Losses) in Fiscal 2022 $	Aggregate Withdrawals or Distributions in Fiscal 2022 $	Aggregate Balance at December 31, 2022 $(3)
David Overton	—	—	(68,616)	—	292,946
David M. Gordon	71,626	7,339	(200,985)	—	1,463,885
Matthew E. Clark	—	—	36	—	2,707
Scarlett May	—	—	(1,602)	26,931	9,298
Keith T. Carango	—	—	—	—	—

(1)
These amounts are reported as compensation earned by the Named Executive Officers in the “Summary Compensation Table.” The “Executive Contributions” total is included in the “Salary” or “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” depending on the source of the deferral for each executive.

(2)
These amounts are reported as “other” compensation earned by the Named Executive Officers. Please see footnote 2 to the “Summary Compensation Table.”

(3)
For Mr. Overton, $3,043 of the aggregate balance was reported in the “Summary Compensation Table” in previous years. For Mr. Gordon, $92,765 of the aggregate balance was reported in the “Summary Compensation Table” in previous years. For Mr. Clark, $4,962 of the aggregate balance was reported in the “Summary Compensation Table” in previous years. For Ms. May, $12,105 of the aggregate balance was reported in the “Summary Compensation Table” in previous years, and for Mr. Carango, none of the aggregate balance was reported in the “Summary Compensation Table” in previous years.

Employment Agreements
Our employment agreements with our Named Executive Officers are summarized below.
David Overton.   We entered into an employment agreement with David Overton effective April 1, 2017, as amended February 15, 2018 (the “2017 Agreement”). On April 5, 2023, we entered into an amended and restated employment agreement with David Overton, effective immediately upon entry (“Mr. Overton’s Employment Agreement”).

The 2017 Agreement has a one-year term, which initially expired on April 1, 2019 but provides for automatic additional one-year terms on each anniversary date unless either of the parties gives notice of intent not to extend at least 90 days prior to the then current expiration date. Pursuant to the 2017 Agreement, Mr. Overton is entitled to an annual base salary of  $995,000, subject to increase at the discretion of the Compensation Committee. Mr. Overton is eligible to participate in our annual bonus plan for executive officers, to receive equity grants and other long-term incentive compensation at the discretion of the Compensation Committee, and to participate equitably with other executive officers in all of our other health and welfare, retirement, fringe and other benefit plans, including reimbursement of his reasonable business expenses.
If Mr. Overton’s employment with us is terminated by us for any reason other than for Cause, death or Permanent Disability (as defined in the 2017 Agreement), then we will provide him with certain payments and/or benefits described under “Potential Payments upon Termination or Change in Control” below.
For the purposes of Mr. Overton’s 2017 Agreement:
•
“Cause” generally means a finding by the majority of the Board that Mr. Overton engaged in any of the following: (i) a willful failure to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to him by the Board; (ii) willful misconduct that is demonstrably and materially injurious to the Company; or (iii) the commission of such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties.

•
“Constructive Termination” generally means (without Mr. Overton’s consent): (i) a relocation of more than 50 miles of Mr. Overton’s principal business office; (ii) a material diminution in Mr. Overton’s title, authority, duties or responsibilities; (iii) a decrease in Mr. Overton’s annual base salary or a material diminution in and/or discontinuation of any benefit plan or program or level of participation, which decrease or discontinuation does not apply to all executive officers of the Company, or a failure to include Mr. Overton in any new benefit plan or program offered to all other executive officers of the Company; or (iv) upon a Change in Control (as defined in his employment agreement), if any of Mr. Overton’s equity awards are not assumed by the surviving entity and also not accelerated.

Should Mr. Overton be subject to any excise tax in connection with the “excess parachute payment” provisions of Section 280G of the Code, Mr. Overton would not be entitled to receive an additional “gross-up” payment from us. Instead, Mr. Overton’s employment agreement contains a “best net” provision; any punitive parachute payments will be reduced to an amount such that there would be no excise taxes if such reduction would cause Mr. Overton to receive a greater amount as measured on an after-tax basis.
In recognition of Mr. Overton’s unique contributions as our founder, Mr. Overton’s 2017 Agreement provides for a “Founder’s Retirement Benefit,” pursuant to which he will receive, during his lifetime or in the event of his death to his designated beneficiary, an annual payment in the amount of  $650,000 for ten years, payable in equal monthly installments, as further described in Mr. Overton’s 2017 Agreement.
Following Mr. Overton’s separation from service with us, he is entitled to retain the title of  “Founder” of the Company for the remainder of his lifetime. His other lifetime benefits are retaining the title of  “Chairman Emeritus” and dining privileges at our restaurants, in each case provided he wasn’t terminated for Cause (as defined in his employment agreement). For ten years following separation (or until subsequently employed if earlier), Mr. Overton will have an office and secretary, provided he is not in competition with us, and further provided that he promotes our brand, business and reputation.
On April 5, 2023, we entered into an amended and restated employment agreement with David Overton, which amended the 2017 Agreement to increase the severance and benefit continuation period to 24 months (rather than the period of time remaining in the one-year term under the 2017 Agreement) in the event that Mr. Overton’s employment is terminated by the Company without Cause or by Mr. Overton due to a Constructive Termination (each as defined in Mr. Overton’s Employment Agreement), subject to Mr. Overton’s execution and non-revocation of a general release of claims and continued compliance with restrictive covenants.

David M. Gordon, Matthew E. Clark, Scarlett May and Keith T. Carango.   We maintain employment agreements with our other Named Executive Officers which are all substantially similar to one another (the “NEO Employment Agreements”).
Each of the NEO Employment Agreements has an initial term of approximately one year and will extend automatically for additional one-year terms on each anniversary date unless either of the parties gives notice of intent not to extend at least 90 days prior to the then current expiration date. The Compensation Committee determines any future adjustments to base salary of each executive, but none of such executives’ annual salary may be decreased without his or her consent unless the annual salaries of all other executive officers are proportionately decreased. In addition, the NEO Employment Agreements respectively provide for certain benefits upon termination of the executive’s employment under certain circumstances, including death or Permanent Disability (as defined in the NEO Employment Agreements), a termination by us other than a Termination With Cause, or a Constructive Termination, including a Constructive Termination within 18 months of a change in control. See “Potential Payments upon Termination or Change in Control” below for more information on the potential payments.
For the purposes of the NEO Employment Agreements:
•
“Constructive Termination” generally means (without the applicable executive’s consent): (i) a relocation of more than 45 miles of the executive’s principal business office; (ii) a material diminution in the executive’s title, authority, duties or responsibilities; (iii) a decrease in the executive’s annual base salary or a material diminution in and/or discontinuation of any benefit plan or program, or level of participation which decrease or discontinuation does not apply to all executive officers of the Company, or a failure to include the executive in any new benefit plan or program offered to all other executive officers of the Company; or (iv) upon a Change in Control (as defined in the NEO Employment Agreements), if any of the executive’s equity awards are not assumed by the surviving entity and also not accelerated.

•
“Termination With Cause” generally means a termination by the Company upon the executive’s: (i) failure to substantially perform his or her duties with the Company (other than any such failure resulting from the executive’s incapacity due to physical or mental illness), after delivery of a written notice identifying such failure from the Company, which, if such failure is not material, continues for 30 days following the delivery of such notice; (ii) incompetence or gross negligence in the discharge of his or her duties; (iii) commission of any dishonesty, act of theft, embezzlement, or fraud; (iv) breach of confidentiality in violation of law or of the Company’s policies and procedures; (v) unauthorized disclosure or use of inside or proprietary information in violation of law or of the Company’s policies and procedures; (vi) willful or material violation of any law, rule or regulation of any governing authority; (vii) willful or material violation of the Company’s policies and procedures; (viii) intentional conduct that is injurious to the reputation, business or assets of the Company; or (ix) except as expressly permitted by the NEO Employment Agreements, solicitation of the Company’s consultants or employees to work for any business other than the Company or its affiliates during the term of the applicable NEO Employment Agreement without the knowledge and consent of the Chief Executive Officer of the Company.

The NEO Employment Agreements each provide that the executive is eligible to participate with other executive officers in any of our bonus, equity, health and welfare, and fringe benefit plans, to the extent eligible by virtue of his or her position, tenure and salary. The NEO Employment Agreements also provide each executive with the option to participate in our leased car program or, in lieu thereof, to receive a car allowance.
The NEO Employment Agreements contain the same Code Section 280G “best net” provision as described above for Mr. Overton. In addition, the NEO Employment Agreements provide that if an executive is subject to additional taxes imposed by Code Section 409A which relate solely to the timing of payment for the severance benefits under the executive’s prior employment agreement, then within 60 days after the determination that such Code Section 409A taxes are due, we will pay him or her a cash payment so that he or she will be in the same position on an after-tax basis that he or she would have been in if no Code Section 409A taxes and related interest and/or penalties had been imposed.

Mr. Overton’s employment agreement and the NEO Employment Agreements (i) contain confidentiality, noncompete and nonsolicit restrictive covenants; and (ii) expressly authorize each executive to report to appropriate authorities outside of the Company possible violations of law or regulations and to make other disclosures that are protected under so called “whistleblower” provisions, notwithstanding any confidentiality policies to the contrary.
Potential Payments upon Termination or Change in Control
Acceleration of Equity Awards in Connection with a Change in Control.   Under the Stock Plan, outstanding equity awards that are not assumed or continued upon a Change in Control (as defined in the Stock Plan) by the acquirer will accelerate, with time-based awards vesting in full and performance-based awards vesting at the greater of pro-rated target or actual performance as of the date of the Change in Control. In addition, pursuant to the Stock Plan, except as otherwise set forth in the award agreements, outstanding equity awards that are assumed or continued by the acquirer will vest in full if the Named Executive Officer is terminated without Cause or for Good Reason (each as defined in the Stock Plan) within 12 months following such Change in Control. Pursuant to the award agreements evidencing stock options and restricted stock granted to the Named Executive Officers under the Stock Plan, outstanding equity awards that are assumed or continued by the acquirer will (i) with respect to awards granted in 2020, if the Named Executive Officer experiences a Constructive Termination (as defined in the applicable Named Executive Officer’s employment agreement) or a termination for Good Reason within 18 months following such Change in Control, vest upon such termination with respect to those shares that are scheduled to vest within 24 months after the termination, and/or (ii) with respect to equity awards granted in 2021 and 2022, if the Named Executive Officer is terminated without Cause, due to a Constructive Termination or for Good Reason within 18 months following such Change in Control, vest in full, in each case, provided that if vesting is subject to a Company performance condition, the accelerated vesting only occurs if, as and when such condition is achieved.
With respect to equity awards outstanding under our 2010 Stock Incentive Plan as amended (the “2010 Stock Plan”), if there is no assumption or continuation upon a Change in Control” (as defined in the 2010 Stock Plan) by the acquirer, such equity awards will vest in full as of immediately prior to such Change in Control. In addition, in the event that outstanding equity awards are assumed or continued by the acquirer in connection with a Change in Control and the applicable Named Executive Officer experiences a Constructive Termination or a termination for Good Reason within 18 months following such Change in Control, then any awards that are scheduled to vest within 24 months after the termination will vest upon termination, provided that if vesting is subject to a Company performance condition, the accelerated vesting only occurs if, as and when such condition is achieved.
Pursuant to the award agreements evidencing stock options and restricted stock granted to the Named Executive Officers under the Stock Plan and/or the 2010 Stock Plan, in the event that an applicable Named Executive Officer experiences a termination due to death or Disability (as defined in the Stock Plan or 2010 Stock Plan, as applicable) then: (i) with respect to awards granted in or prior to 2020, any awards that were scheduled to vest within 24 months after the termination will vest upon termination, and/or (ii) with respect to equity awards granted in 2021 and 2022, outstanding equity awards will vest in full, provided that if vesting is subject to a Company performance condition, the accelerated vesting only occurs if, as and when such condition is achieved.
Chief Executive Officer.   Pursuant to Mr. Overton’s 2017 Agreement, if Mr. Overton’s employment were terminated for any reason other than for Cause, death, or Permanent Disability or if he voluntarily resigns from his employment due to a Constructive Termination, he or his estate would be entitled to receive continued payment of his then current annual base salary (on regular payroll dates) through the end of the current annual term and a pro-rata bonus for the fiscal year in which the termination occurred based on length of service and actual performance. Through the end of the current annual term (or until coverage is provided by a subsequent employer, if applicable), Mr. Overton would be entitled to a Company car at the comparable level provided to him prior to his termination and continuation of health and welfare benefits on behalf of Mr. Overton and his dependents. In addition, all installments of outstanding equity awards that are scheduled to vest within 24 months of Mr. Overton’s termination date would vest and, as applicable, become exercisable as of such termination date; provided, however, any performance-based awards will be subject to achievement of their underlying performance goals. In the event of Mr. Overton’s termination for any reason other than by the Company for Cause, then generally he will have the right to exercise any vested equity awards for a period of 36 months from the later of  (i) the date of his Separation from Service (as defined in his employment agreement) or (ii) if vesting of such award is Company performance-based, the date of vesting or lapse of restriction on such award due to Company’s achievement of such performance (subject in all cases to the earlier expiration or termination of the applicable award).
Mr. Overton would also be entitled to an annual Founder’s Retirement Benefit as earlier described. This benefit is an unfunded, unsecured promise to pay benefits in the future, and Mr. Overton has no right or interest in any of our specific assets by virtue of this obligation.
The following table shows the potential payments to Mr. Overton upon a termination of his employment or a change in control of the Company pursuant to Mr. Overton’s employment agreement, the Stock Plan, the 2010 Stock Plan and award agreements evidencing the grant of outstanding equity awards, not including accrued payments that would be owed through the termination date. In accordance with SEC rules, this table assumes that (i) the triggering event took place on January 3, 2023, the last business day of our fiscal 2022; (ii) the intrinsic value of nonqualified stock option share acceleration is computed by multiplying the difference between the applicable exercise prices and the market price of our common stock on January 3, 2023 ($32.35) by the number of unvested options that are subject to acceleration; (iii) the value of restricted share acceleration is computed by multiplying the market price of our common stock on January 3, 2023 by the number of unvested restricted shares that are subject to acceleration with performance shares assumed to have paid out at target; and (iv) a performance incentive bonus was earned in fiscal 2022 at the level set forth in the “Summary Compensation Table.”
CHIEF EXECUTIVE OFFICER POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL AS OF JANUARY 3, 2023
	Change In Control			Qualifying Termination of Employment without Change In Control
David Overton	Payout with assumption or continuation of awards(1) ($)	Payout without assumption or continuation of awards ($)	Payout upon termination by Company without Cause, or by Executive due to Constructive Termination ($)	Payout upon Death or Permanent Disability ($)	Payout upon termination by Company without Cause, or by Executive due to Constructive Termination ($)	Payout upon termination with Cause or voluntary termination, including retirement ($)
Cash Severance(6)	—	—	252,577	—	252,577	—
Pro-Rata Bonus(7)	—	—	835,377	—	835,377	—
Intrinsic Value of Equity Acceleration	—	10,066,997(2)	9,704,353(3)	9,704,353(4)	4,181,561(5)	—
Benefits and Other Perquisites(8)	—	—	5,721	—	5,721	—
Health & Welfare Benefits(8)	—	—	6,573	—	6,573	—
Gross-up on Excise Tax	—	—	—	—	—	—
Founder’s Retirement Benefit(9)	—	—	5,252,000	5,252,000	5,252,000	5,252,000
Total CEO Benefit	—	10,066,997	16,056,601	14,956,353	10,533,809	5,252,000

(1)
Neither Mr. Overton’s employment agreement, nor any of Mr. Overton’s outstanding unvested equity award agreements provide for an automatic acceleration of vesting of equity awards solely as a result of a Change in Control (as defined under such documents). The information in this column assumes that a Change in Control occurs without the occurrence of any of the triggering events discussed in footnotes (2) or (3).

(2)
Amounts represent the value of accelerated vesting of outstanding equity awards assuming that such equity awards are not assumed in connection with a Change in Control and further assuming that performance conditions continuing to affect the vesting of awards are satisfied at target as of the date of such Change in Control.

(3)
Amounts represents the value of accelerated vesting of outstanding options and restricted stock in connection with a qualifying termination within 18-months following a Change in Control assuming that performance conditions continuing to affect the vesting of awards are satisfied at target.

(4)
Amounts represent the value of accelerated vesting of outstanding stock options and restricted stock in connection with a termination due to death or Disability assuming that performance conditions continuing to affect the vesting of awards are satisfied at target. In addition, Mr. Overton’s estate or designated beneficiary would be eligible to receive $497,500 in life insurance proceeds upon his death (i.e., 50% of his base salary for 2022).

(5)
Amounts represent the value of accelerated vesting of outstanding stock options and restricted stock in connection with a termination by the Company without Cause or due to a Constructive Termination assuming that performance conditions continuing to affect the vesting of awards are satisfied at target.

(6)
Amounts represent the value of cash severance comprised of payment of Mr. Overton’s annual salary from the date of termination to the expiration of the then current term of his employment agreement (the “Continuation Period”). Mr. Overton’s employment agreement has a term ending on April 1, 2023.

(7)
Amounts represent the value of Mr. Overton’s annual bonus assuming that performance objectives for fiscal year 2022 under our Performance Incentive Plan were satisfied at the levels set forth in the “Summary Compensation Table”, as certified by our Compensation Committee in 2023, and the executive remained employed for the full fiscal year. Under his employment agreement, however, Mr. Overton would only receive a pro rata portion of such bonus for the period of actual service in the fiscal year during which termination occurs.

(8)
Amounts in this row represent the value of Mr. Overton’s use of a car, life insurance and health and welfare benefits, in each case, during the Continuation Period. Following any termination without Cause, he also would be entitled to certain dining privileges at our restaurants, and for a period of ten years, use of an office and secretary at our corporate center while he continues to perform certain consulting services for the Company.

(9)
Amounts in this row represent the net present value of  $650,000 per year for a period of ten years after separation from service, calculated using a 3.79% discount rate (based on the 10 Year Treasury Yield Rate in effect on January 3, 2023) and 12 monthly payments for each year.

Named Executive Officers other than Chief Executive Officer.   Under each NEO Employment Agreement, the executive will be entitled to a severance payment in cash equal to one times his or her then current annual base salary payable in installments and a pro-rata annual bonus for the fiscal year in which the termination occurred based on length of service and actual performance, if during the term of the agreement (i) we terminate his or her employment for any reason other than a Termination With Cause; (ii) if the executive’s employment is terminated by reason of death or Permanent Disability; (iii) if within 18 months after a change in control we terminate the executive’s employment (whether or not the term of the agreement ended without renewal) for any reason other than a Termination With Cause; or (iv) if the executive terminates the agreement in connection with the occurrence of a Constructive Termination during the term or within 18 months after a Change in Control (as defined in the NEO Employment Agreements), whether or not the term has expired. Certain other medical, dental and hospitalization benefits (or such comparable alternative benefits determined by us) for the executive and his or her dependents also will be paid by us for an additional 12 months, unless sooner provided by a subsequent employer. In addition, all installments of equity awards that are scheduled to vest within 24 months of an executive’s termination date would vest and, as applicable, become exercisable as of such termination date; provided, however, that any performance-based awards will be subject to achievement of their underlying performance goals. In the event of any termination other than a Termination With Cause, the executive generally will have the right to exercise any vested equity awards for a period of 24 months (or 36 months in the case of retirement with 20 continuous years of service) from the later of  (i) the date of his or her Separation from Service (as defined in the NEO Employment Agreement) or (ii) if vesting of such award is Company performance-based, the date of vesting or lapse of restriction on such award due to Company’s achievement of such performance (subject in all cases to the earlier expiration or termination of the applicable award).

Potential Payments Upon Termination or Change in Control.   The following table shows the potential payments upon termination of employment or a change in control for the Named Executive Officers other than Mr. Overton and does not include accrued payments that would be owed through the termination date. In accordance with SEC rules, the table assumes that (i) the triggering event took place on January 3, 2023, the last business day of our fiscal 2022; (ii) the intrinsic value of nonqualified stock option share acceleration is computed by multiplying the difference between the applicable exercise prices and the market price of our common stock on January 3, 2023 ($32.35) by the number of unvested options that are subject to acceleration; (iii) the value of restricted share acceleration is computed by multiplying the market price of our common stock on January 3, 2023 by the number of unvested restricted shares that are subject to acceleration with performance shares assumed to have paid out at target.; and (iv) a performance incentive bonus was earned in fiscal 2022 at the level set forth in the “Summary Compensation Table” for each individual.

EXECUTIVE OFFICERS OTHER THAN CHIEF EXECUTIVE OFFICER
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
AS OF JANUARY 3, 2023
	Change In Control			Termination without Change In Control
	Payout with assumption or continuation of awards(1) ($)	Payout without assumption or continuation of awards(2) ($)	Payout upon termination by Company without Cause, or Constructive Termination by Executive within 18 months ($)	Payout upon permanent disability ($)	Payout upon death ($)	Payout upon termination by Company without Cause, or by Executive as a result of Constructive Termination ($)	Payout upon termination with Cause or voluntary termination, including retirement ($)
David M. Gordon
Cash Severance(5)	—	—	720,000	720,000	720,000	720,000	—
Pro-Rata Bonus(6)	—	—	439,632	439,632	439,632	439,632	—
Intrinsic Value of Equity Acceleration(7)	—	2,452,777	2,370,414(3)	2,370,414(4)	2,370,414(4)	991,010(4)	—
Health & Welfare Benefits(8)	—	—	17,708	17,708	17,708	17,708	—
Gross-up on Excise Tax	—	—	—	—	—	—	—
David M. Gordon Total	—	2,452,777	3,547,754	3,547,754	3,547,754	2,168,350	—
Matthew E. Clark
Cash Severance(5)	—	—	570,000	570,000	570,000	570,000	—
Pro-Rata Bonus(6)	—	—	326,289	326,289	326,289	326,289	—
Intrinsic Value of Equity Acceleration(7)	—	2,240,885	2,150,628(3)	2,150,628(4)	2,150,628(4)	899,330(4)	—
Health & Welfare Benefits(8)	—	—	17,708	17,708	17,708	17,708	—
Gross-up on Excise Tax	—	—	—	—	—	—	—
Matthew E. Clark Total	—	2,240,885	3,064,625	3,064,625	3,064,625	1,813,327	—
Scarlett May
Cash Severance(5)	—	—	545,000	545,000	545,000	545,000	—
Pro-Rata Bonus(6)	—	—	270,381	270,381	270,381	270,381	—
Intrinsic Value of Equity Acceleration(7)	—	1,256,798	1,196,432(3)	1,196,432(4)	1,196,432(4)	562,372(4)	—
Health & Welfare Benefits(8)	—	—	27,060	27,060	27,060	27,060	—
Gross-up on Excise Tax	—	—	—	—	—	—	—
Scarlett May Total	—	1,256,798	2,038,873	2,038,873	2,038,873	1,404,813	—
Keith T. Carango
Cash Severance(5)	—	—	445,000	445,000	445,000	445,000	—
Pro-Rata Bonus(6)	—	—	163,065	163,065	163,065	163,065	—
Intrinsic Value of Equity Acceleration(7)	—	950,120	917,123(3)	917,123(4)	917,123(4)	415,051(4)	—
Health & Welfare Benefits(8)	—	—	27,060	27,060	27,060	27,060	—
Gross-up on Excise Tax	—	—	—	—	—	—	—
Keith T. Carango Total	—	950,120	1,552,248	1,552,248	1,552,248	1,050,176	—
Total Payments (including those for Mr. Overton (see CEO Table above))	—	16,967,577	26,260,101	25,159,853	25,159,853	16,970,475	5,252,000

(1)
None of the NEO Employment Agreements, nor any of the executives’ award agreements under which there are outstanding unvested awards, provide for an automatic acceleration of vesting of awards solely as a result of a Change in Control (as defined under such documents) (a so called “Single Trigger”). The information in this column assumes that a Change in Control occurs without the occurrence of any of the events discussed in footnotes (2) or (3).

(2)
Amounts represent the value of accelerated vesting of outstanding equity awards assuming such equity awards are not assumed in connection with a Change in Control and further assuming that performance conditions continuing to affect the vesting of awards are satisfied at target as of the date of such Change in Control.

(3)
Amounts represent the value of accelerated vesting of outstanding options and restricted stock in connection with a qualifying termination within 18-months following a Change in Control assuming that performance conditions continuing to affect the vesting of awards are satisfied at target.

(4)
Amounts represent the value of accelerated vesting of outstanding options and restricted stock in connection with a termination by the Company without Cause, due to a Constructive Termination or due to the Named Executive Officer’s death or Disability, in each case, assuming that performance conditions continuing to affect the vesting of awards are satisfied at target.

(5)
Amounts represent payment of 12 months of the Named Executive Officer’s annual base salary.

(6)
Amounts represent the value of the applicable Named Executive Officer’s annual bonus assuming that the performance objectives for fiscal year 2022 under our Performance Incentive Plan were satisfied at the levels set forth in the “Summary Compensation Table”, as certified by our Compensation Committee in 2023, and the executive remained employed for the full fiscal year. Under the NEO Employment Agreements, however, the applicable executive would only receive a pro-rata portion of such bonus for the period of actual service in the fiscal year during which termination occurs.

(7)
Amounts in this column represent 12 months of Company-paid continued medical, dental, vision care and hospitalization benefits.

In addition to the payments set forth above, each Named Executive Officer’s estate or designated beneficiary would be eligible to receive a life insurance payment upon death. This life insurance benefit is provided to all salaried employees at the rate of one times annual base salary up to $750,000 and is reduced to 65% of base salary at age 65 and 50% of base salary at age 70. Please see the section entitled “Other Benefits and Perquisites” in this Proxy Statement.
CEO Pay Ratio
We believe that executive pay should align with the value and contributions that our executives bring to the business, while ensuring that we are paying competitively across our different markets and job levels.
As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act, and Regulation 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the total annual compensation of Mr. Overton, our Chief Executive Officer. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For fiscal 2022:
•
the median of the annual total compensation of all employees of our Company (other than our Chief Executive Officer) was $28,205 and represents the total compensation of a part-time staff member working approximately 32 hours per week; and

•
the annual total compensation of our Chief Executive Officer, as reported in the “Summary Compensation Table,” was $7,181,744.

Based on this information, for fiscal 2022, our Chief Executive Officer’s annual total compensation was 255 times that of the median of the annual compensation of all employees.

To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of our median employee and our Chief Executive Officer, we took the following steps:
1.
We determined that as of January 3, 2023, our employee population consisted of 45,584 individuals. This population consisted of both full-time and part-time employees. As part of our methodology, and in reliance with the “de minimis” exemption under Item 402(u) of Regulation S-K, we excluded all employees in Canada totaling 338 or approximately 0.7% of our total workforce.

2.
To identify the median employee from our employee population, we compared the amount of total wages (including reported tips) of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2022. Given our workforce with similar high turnover rates inherent in the restaurant industry, our methodology included annualizing the compensation for permanent employees who did not work a full calendar year to properly reflect their compensation levels. However, even with this annualizing, many employees had very low hours and had not reached a stabilized work schedule. We did not perform any full-time equivalency adjustments. We believe the use of total wages for all employees is a consistently applied compensation measure.

3.
We identified our median employee by using this compensation measure, which we consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying the median employee. Again, the median of the annual total compensation of all employees of our company (other than our Chief Executive Officer) represents a part-time staff member and was $28,205 working approximately 32 hours per week.

4.
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K on an annualized basis, resulting in annual total compensation of  $28,205.

5.
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column in the “Summary Compensation Table,” above.

PAY VERSUS PERFORMANCE
Pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the Company’s “pay versus performance” disclosure below. This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Per SEC rules, CAP was created by adjusting the Summary Compensation Table (“SCT”) total values for the applicable year as described in the footnotes to the following table. Please refer to our Compensation Discussion and Analysis section for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
The following table sets forth information concerning the compensation of our Named Executive Officers (“NEOs”) for each of the fiscal years ended December 29, 2020, December 28, 2021 and January 3, 2023, and our financial performance for each such fiscal year:
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100 Investment Based on:
Fiscal Year(1)	Summary Compensation Table Total for PEO ($)	CAP to PEO ($)(2)	Average SCT Total for Non-PEO NEOs ($)	Average CAP to Non-PEO NEOs ($)(2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)	Net Income (millions$)	Company Selected Measure: Adjusted EBITDAR (millions $)(4)
2022	7,181,744	3,567,483	1,802,879	1,203,895	86.27	95.9	43	418
2021	7,375,204	8,556,512	1,877,590	2,038,099	103.24	122.1	72	450
2020	5,914,037	10,736,376	1,398,299	2,123,579	96.26	125.5	(253)	173

(1)
The Principal Executive Officer (“PEO”) in all three reporting years is our CEO, David Overton. The NEOs in all three reporting years are David M. Gordon, Matthew E. Clark, Scarlett May and Keith T. Carango.

(2)
CAP amount to our PEO and NEOs, as shown in columns (c) and (e) above in each of fiscal 2022, 2021 and 2020, reflect the respective amounts shown in columns (b) and (d) of the table shown above, with adjustments shown below as determined by the SEC rules:

Year	SCT Total ($)	Minus SCT Equity ($)	Plus (Minus) End of Fiscal Year Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at End of Fiscal Year ($)	Plus (Minus) Change from Beginning of Fiscal Year to End of Fiscal Year in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Fiscal Year ($)	Plus (Minus) Change in Fair Value from Beginning of Fiscal Year to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year ($)	Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Calculated CAP ($)
PEO
2022	7,181,744	5,301,316	4,337,067	(3,049,619)	300,636	98,971	3,567,483
2021	7,375,204	5,099,931	3,871,411	337,172	2,072,656	—	8,556,512
2020	5,914,037	4,496,932	7,717,902	1,802,588	(201,219)	—*	10,736,376
Average Non PEO NEOs
2022	1,802,879	904,085	739,642	(488,921)	38,398	15,982	1,203,895
2021	1,877,590	869,091	659,744	57,936	311,920	—	2,038,099
2020	1,398,299	736,073	1,192,739	293,102	(24,489)	—*	2,123,579
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting restricted stock awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based restricted stock awards, the same valuation methodology as restricted stock awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii) for stock options, a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied times the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on the expected dividend rate as of the date of the applicable revaluation date. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2023 and prior fiscal years.
*
Dividends paid in 2020 are captured in the “All Other Compensation” column of the SCT and thus are not additionally captured in this table.

(3)
For the relevant fiscal year, represents the cumulative total shareholder return indexed to $100 per share of the S&P 600 Restaurants Index.

(4)
Adjusted EBITDAR is a non-GAAP measure and is defined and reconicled from GAAP net income in Appendix A of this proxy statement.

Relationship Between Financial Performance Measures.   The graphs below compare the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining Named Executive Officers, with (i) our cumulative and Peer Group TSR, (ii) our net income, and (iii) our EBITDAR, in each case, for the fiscal years ended December 29, 2020, December 28, 2021 and January 3, 2023.

TSR amounts reported in the graph assume an initial fixed investment of  $100, and that all dividends, if any, were reinvested.

CAP vs Total Shareholder Return
CEO CAP
Avg. Other NEOs CAP
CAKE TSR
S&P 600 Restaurants Index
Total Shareholder Return (TSR)
Compensation Actually Paid ($ millions)
150
125
100
75
50
25
0
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$100
$100
$10.7
$125
$96
$2.1
$8.6
$122
$103
$2.0
$96
$86
$3.6
$1.2
FY2020
FY2021
FY2022

CAP vs GAAP Net Income
CEO CAP
Avg. Other NEOs CAP
GAAP Net Income
GAAP Net Income ($ millions)
Compensation Actually Paid ($ millions)
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
-$150
-$300
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
($1.5)
($3.0)
$10.7
$2.1
-$253
$8.6
$2.0
$72
$3.6
$1.2
$43
FY2020
FY2021
FY2022

CAP vs Adjusted EBITDAR
CEO CAP
Avg. Other NEOs CAP
Adjusted EBITDAR
Adjusted EBITDAR ($ millions)
Compensation Actually Paid ($ millions)
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$10.7
$2.1
$173
$8.6
$2.0
$450
$3.6
$1.2
$418
FY2020
FY2021
FY2022

Pay Versus Performance Tabular List.   We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our Named Executive Officers for the fiscal year ended January 3, 2023:
•
Adjusted EBITDAR;

•
Revenue growth;

•
Adjusted average annual sales per productive square foot; and

•
Adjusted annual controllable profit.

For additional details regarding our most important financial performance measures, please see the section titled “Compensation Discussion and Analysis-Principal Elements of Compensation” in this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The following Audit Committee report does not constitute soliciting material and is not deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee report by reference thereto.
As more fully described in its charter, the Audit Committee oversees our financial reporting and internal control processes on behalf of the Board, as well as the independent audit of our consolidated financial statements by the Company’s independent registered accounting firm. The Audit Committee is responsible for appointment, compensation and oversight of our independent registered accounting firm, including fee negotiation. When assessing the independence of the Company’s independent registered accounting firm, the Audit Committee will consider non-audit fees and services.
The Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered accounting firm for fiscal 2022, and the stockholders ratified that selection at the 2022 annual meeting of stockholders. Management has the primary responsibility for the Company’s financial statements and the financial reporting process, including our system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed our audited financial statements for fiscal 2022 with management and KPMG. Management and KPMG represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.
The Audit Committee reviewed with KPMG such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 “Communications with Audit Committees.” In addition, the Audit Committee has discussed with KPMG the auditors’ independence from management and the Company, including the matters in the written disclosures from the independent auditors required by applicable requirements of the PCAOB regarding independent accountant’s communications with the audit committee concerning independence. The Audit Committee discussed with KPMG the overall scope and plans for its audit. The Audit Committee periodically met with KPMG, with and without management present, to discuss the results of its audit, its evaluation of our internal controls and the overall quality of our financial reporting.
Based upon these reviews and discussions, the Audit Committee approved the recommendation of our management that the audited consolidated financial statements for the fiscal year ended January 3, 2023 be included in the Company’s Annual Report on Form 10-K filed with Securities and Exchange Commission.
Dated: April 5, 2023	Respectfully submitted,
David B. Pittaway, Chair Alexander L. Cappello Janice L. Meyer

OTHER INFORMATION
Beneficial Ownership of Principal Stockholders and Management
The following table sets forth certain information regarding the beneficial ownership as of the Record Date of our common stock by each person or entity known to us to beneficially own more than five percent (5%) of the outstanding shares of our common stock; each of our current directors and director nominees; our Named Executive Officers; and all of our executive officers and directors as a group.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Total Outstanding(3)
BlackRock, Inc.(4)	7,719,665	15.0%
The Vanguard Group, Inc.(5)	5,532,144	10.7%
Kayne Anderson Rudnick Investment Management, LLC(6)	3,772,574	7.3%
Baron Capital Group, Inc.(7)	2,817,474	5.5%
EARNEST Partners, LLC(8)	2,789,920	5.4%
Named Executive Officers, Directors and Director nominees:
David Overton(9)	3,729,638	7.2%
Edie A. Ames(10)	32,100	*
Alexander L. Cappello(11)	9,666	*
Adam S. Gordon(12)	—	*
Jerome I. Kransdorf(13)	13,750	*
Laurence B. Mindel(14)	12,500	*
Janice L. Meyer(15)	11,013	*
David B. Pittaway(16)	16,987	*
Herbert Simon(17)	195,000	*
Khanh Collins(18)	4,940	*
David M. Gordon(19)	170,351	*
Matthew E. Clark(20)	188,550	*
Scarlett May(21)	54,930	*
Keith T. Carango(22)	64,610	*
All executive officers and directors as a group (14 persons)(23)	4,504,035	8.7%

*
Less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated in the footnotes below, the address for all beneficial owners included in this table is c/o The Cheesecake Factory Incorporated, 26901 Malibu Hills Road, Calabasas Hills, California 91301.

(2)
The number of shares beneficially owned by each individual or entity is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has the sole or shared voting power or investment power plus any shares that the person or entity has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Shares that a person or entity has the right to acquire are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Based on 51,571,764 shares outstanding as of the record date.

(4)
BlackRock, Inc. as a parent holding company or control person, beneficially owns 7,719,665 shares of the Company. BlackRock, Inc. has sole power to vote or direct the vote of 7,661,854 shares and sole power to dispose or direct the disposition of 7,719,665 shares. The foregoing information is based solely on a Schedule 13G filed by BlackRock, Inc. on January 26, 2023 under the Securities Exchange Act of 1934. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(5)
The Vanguard Group, Inc. (“Vanguard”), in its capacity as investment advisor, may be deemed to beneficially own 5,532,144 shares of the Company held of record by clients of Vanguard. Vanguard has shared power to vote or direct the vote of 82,918 shares, sole power to dispose or direct the disposition of 5,404,644 shares and shared power to dispose or direct the disposition of 127,500 shares. The foregoing information is based solely on the Schedule 13G filed by Vanguard on February 9, 2023 under the Securities Exchange Act of 1934. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”), in its capacity as investment advisor, may be deemed to beneficially own 3,772,574 shares of the Company held of record by clients of Kayne Anderson. Kayne Anderson has sole power to vote or direct the vote of 2,569,835 shares, shared power to vote or direct the vote of 1,016,408 shares, sole power to dispose or direct the disposition of 2,756,166 shares and shared power to dispose or direct the disposition of 1,016,408 shares. The foregoing information is based solely on the Schedule 13G filed by Kayne Anderson on February 14, 2023 under the Securities Exchange Act of 1934. The address for Kayne Anderson is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067.

(7)
Baron Capital Group, Inc. (“BCG”), in its capacity as investment advisor, may be deemed to beneficially own 2,817,474 shares of the Company held of record by clients of BCG. BCG has sole power to vote or direct the vote of 0 shares, shared power to vote or direct the vote of 2,817,474 shares, sole power to dispose or direct the disposition of 0 shares and shared power to dispose or direct the disposition of 2,817,474 shares. The foregoing information is based solely on the Schedule 13G filed by BCG on February 14, 2023 under the Securities Exchange Act of 1934. The address for BCG is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(8)
EARNEST Partners, LLC, in its capacity as investment advisor, may be deemed to beneficially own 2,789,920 shares of the Company held of record by clients of EARNEST Partners, LLC. EARNEST Partners, LLC has sole power to vote or direct the vote of 1,777,737 shares, shared power to vote or direct the vote of 0 shares, sole power to dispose or direct the disposition of 2,789,920 shares and shared power to dispose or direct the disposition of 0 shares. The foregoing information is based solely on the Schedule 13G filed by EARNEST Partners, LLC on February 13, 2023 under the Securities Exchange Act of 1934. The address for EARNEST Partners, LLC is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309.

(9)
Mr. Overton is a Named Executive Officer and a director of the Company. Includes 190,020 restricted shares held directly that are not yet vested and 2,919,478 shares held by the David M. Overton Family Trust of which Mr. Overton is trustee. Excludes 60,211 shares held by Mr. Overton’s spouse as trustee for the Sheila A. Overton Living Trust and 183,950 shares held by the David M. Overton 2011 Gift Trust UTA dated 11/23/2011 (the “Gift Trust”) for the benefit of Mr. Overton’s son, of which Mr. Overton’s spouse is trustee. These shares are excluded as Mr. Overton disclaims beneficial ownership of the shares owned by his spouse and by the Gift Trust. Also includes 620,140 shares Mr. Overton has a right to acquire upon the exercise of options exercisable within 60 days of June 4, 2023. For additional information regarding Mr. Overton’s equity grants, refer to the section entitled “Outstanding Equity Awards” in this Proxy Statement.

(10)
Ms. Ames is a director of the Company. All shares are held by the Ames Living Trust of which Ms. Ames is a trustee.

(11)
Mr. Cappello is a director of the Company. Includes 9,488 shares held by Maricopa Capital LLC of which Mr. Cappello is the sole shareholder. Also includes 178 shares held by Mr. Cappello’s children for which his spouse acts as custodian.

(12)
Mr. Adam S. Gordon is a director of the Company. Mr. Gordon does not hold any shares.

(13)
Mr. Kransdorf is a director of the Company. All shares are held directly.

(14)
Mr. Mindel is a director of the Company. All shares are held by the Mindel Living Trust U/A dated 10/05/1992 of which Mr. Mindel is trustee.

(15)
Ms. Meyer is a director of the Company. All shares are held directly.

(16)
Mr. Pittaway is a director of the Company. All shares are held directly.

(17)
Mr. Simon is a director of the Company. All shares are held by the Herbert Simon Revocable Trust of which Mr. Simon is trustee.

(18)
Ms. Collins is a director of the Company. All shares are held directly.

(19)
Mr. David Gordon is a Named Executive Officer. Includes 47,580 restricted shares held directly that are not yet vested, 20,981 shares held directly and 101,790 shares Mr. Gordon has a right to acquire upon exercise of options exercisable within 60 days of June 4, 2023. For additional information regarding Mr. Gordon’s equity grants, refer to the section entitled “Outstanding Equity Awards” in this Proxy Statement.

(20)
Mr. Clark is a Named Executive Officer. Includes 26,500 restricted shares held directly that are not yet vested, 25,970 shares held directly and 136,080 shares Mr. Clark has a right to acquire upon exercise of options exercisable within 60 days of June 4, 2023. For additional information regarding Mr. Clark’s equity grants, refer to the section entitled “Outstanding Equity Awards” in this Proxy Statement.

(21)
Ms. May is a Named Executive Officer. Includes 25,170 restricted shares held directly that are not yet vested and 29,760 shares Ms. May has a right to acquire upon the exercise of options exercisable within 60 days of June 4, 2023. For additional information regarding Ms. May’s equity grants, refer to the section entitled “Outstanding Equity Awards” in this Proxy Statement.

(22)
Mr. Carango is a Named Executive Officer. Includes 17,710 restricted shares held directly that are not yet vested and 46,900 shares Mr. Carango has a right to acquire upon the exercise of options exercisable within 60 days of June 4, 2023. For additional information regarding Mr. Carango’s equity grants, refer to the section entitled “Outstanding Equity Awards” in this Proxy Statement.

(23)
Includes 934,670 shares our executive officers and directors have a right to acquire upon the exercise of options exercisable within 60 days of June 4, 2023.

Equity Compensation Plan Information
The following table sets forth information concerning the shares of common stock that may be issued under all of our equity compensation plans as of January 3, 2023, the last day of fiscal 2022.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by stockholders	1,120,490(2)	46.11	4,702,252
Equity compensation plans not approved by stockholders	—	—	—
Total	1,120,490	46.11	4,702,252

(1)
Shares may be issued upon exercise of options or SARs, as awards of restricted shares, upon vesting of restricted stock units, awards of deferred shares or as payment for performance shares or performance units.

(2)
Amounts include 1,119,410 outstanding options and 1,080 outstanding RSUs. The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding 10% or more of our common stock (“Section 16 reporting persons”) are required to report their ownership of common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC, and we are required to report in this Proxy Statement any failure to file on a timely basis by such persons. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16 reporting persons complied with all Section 16(a) filing requirements during the fiscal year ended January 3, 2023.
Stockholder Proposals for the 2024 Annual Meeting of Stockholders
Any stockholder proposal intended to be included in our proxy statement under SEC Rule 14a-8 for the 2023 annual meeting of stockholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting on or before December 22, 2023.
For a stockholder proposal to be presented at an annual meeting (other than a proposal intended to be included in our proxy statement under SEC Rule 14a-8), the stockholder must comply with the applicable provisions of our Bylaws. In general, these provisions require that notice must be made by a stockholder of record on the date of giving notice and the record date for the annual meeting. In general, our Bylaws require that the notice with respect to the 2024 annual meeting must be received (i) not earlier than February 2, 2024 and (ii) not later than March 3, 2024; provided that, in the event the 2024 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the 2023 annual meeting, the notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the 2024 annual meeting was mailed or public disclosure of the date of the 2024 annual meeting was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the 2024 annual meeting. The foregoing summary does not purport to be a complete description of all of the provisions of our Bylaws pertaining to stockholder proposals. Our Bylaws also provide procedures for stockholder nominations of directors (see the section entitled “Director Nominations Process” in this Proxy Statement). Stockholders may obtain, without charge, a copy of our Bylaws upon written request to Ms. May, our Secretary, at our principal executive offices. Our Bylaws are also available on our website. For information on where to access this document, please see the section in this Proxy Statement entitled “Corporate Governance Principles and Guidelines; Corporate Governance Materials Available on Our Website.”
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominee must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2024.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2024 annual meeting. Stockholders may obtain our proxy statement (and any amendment and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.
Availability of Annual Report and Form 10-K
Our Annual Report on Form 10-K for the fiscal year ended January 3, 2023 has been filed with the SEC and it, together with our Annual Report to Stockholders, is available on our website listed in the following paragraph. The Annual Report to Stockholders is not incorporated into this Proxy Statement and is not proxy soliciting material.
We make available on our website at investors.thecheesecakefactory.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found on our website at investors.thecheesecakefactory.com, by clicking on the link for “Financials.” We will provide to any stockholder without charge, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended January 3, 2023. Such requests should be addressed to:
Etienne Marcus
Vice President, Finance and Investor Relations
The Cheesecake Factory Incorporated
26901 Malibu Hills Road
Calabasas Hills, CA 91301

Adjournment of the 2023 Annual Meeting of Stockholders
In the event there are not sufficient votes to approve any proposal contained in this Proxy Statement at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies from holders of our capital stock. Proxies solicited by our Board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of no more than 30 days and no new record date is fixed for the adjourned meeting, no notice of the time and place of the adjourned meeting is required to be given to the stockholders other than an announcement of the time and place at the Annual Meeting. The chairman of the Annual Meeting or a majority of the shares represented and voting at the Annual Meeting is required to approve the adjournment, regardless of whether there is a quorum present at that meeting.
Other Matters
We currently know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the form of proxy intend to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.
By Order of the Board,
/s/ Scarlett May
Secretary
Calabasas Hills, California
April 20, 2023

YOUR VOTE IS VERY IMPORTANT

      Whether or not you plan to attend the Annual Meeting of Stockholders, and to ensure that a quorum is present, you are urged to vote your proxy online, by telephone or by returning the proxy card by mail. If you are able to attend the Annual Meeting and you wish to vote your shares during the meeting, the proxy is revocable. However, if you hold your shares through an account with a brokerage firm, bank or other nominee, you may not vote these shares online at the Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the Annual Meeting.

      Voting online or by telephone is fast, convenient and your vote is immediately confirmed and posted. To vote online or by telephone, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE ONLINE	VOTE BY TELEPHONE
1. Go to www.proxyvote.com.	1. Using a touch-tone telephone, call 1-800-690-6903.
2. Follow the step-by-step instructions provided.	2. Follow the step-by-step instructions provided.
IF YOU PLAN TO ATTEND THE ANNUAL MEETING

      We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/CAKE2023. The webcast will start at 10:00 a.m., Pacific Daylight Time, on Thursday, June 1, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

Please do not return your Proxy Card if you voted by telephone or online.

APPENDIX A—RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Following is a reconciliation of net income and diluted net income per common share to the corresponding adjusted measures (in thousands, except per share data):
Fiscal Year 2022
Income from operations	$38,935
Depreciation and amortization expenses	92,380
Rent	222,052
EBITDAR	353,367
Impairment of assets and lease terminations	31,387
Equity compensation expenses	24,426
Other	9,300
Adjusted EBITDAR	$418,480
	Fiscal Year
	2022	2021
Net income available to common stockholders	$43,123	$49,131
Dividends on Series A preferred stock	—	18,661
Net income attributed to Series A preferred stock to apply if-converted method	—	4,581
COVID-19 related costs	—	4,917
Impairment of assets and lease termination expenses	31,387	18,139
Acquisition-related contingent consideration, compensation and amortization expense	13,368	19,510
Termination of interest rate swap	—	2,354
Uncertain tax positions	—	7,139
Tax effect of adjustments	(11,637)	(11,679)
Adjusted net income	$76,241	$112,753
Diluted net income/(loss) per common share	$0.86	$1.01
Dividends on Series A preferred stock	—	0.35
Net income attributable to Series A preferred stock to apply if-converted method	—	0.09
Assumed impact of potential conversion of Series A preferred stock into common stock(1)	—	(0.08)
COVID-19 related costs	—	0.09
Impairment of assets and lease termination expenses	0.62	0.34
Acquisition-related contingent consideration, compensation and amortization expense	0.27	0.37
Termination of interest rate swap	—	0.04
Uncertain tax positions	—	0.13
Tax effect of adjustments	(0.23)	(0.22)
Adjusted net income per share(2)	$1.51	$2.13

(1)
Represents the impact of assuming the conversion of Series A preferred stock into common stock (4,431,140 shares for fiscal 2021), resulting in an assumption of 51,959,879 weighted-average common shares outstanding for fiscal 2021.

(2)
Adjusted net income per share may not add due to rounding.

Adjusted net income/(loss) and adjusted diluted net income/(loss) per share are supplemental measures of our performance that are not required by or presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly-titled measures used by other companies and should not be

A-1

considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. We calculate these non-GAAP measures by eliminating from net income/(loss) and diluted net income/(loss) per common share the impact of items we do not consider indicative of our ongoing operations. To reflect the potential impact of the conversion of our Series A preferred stock into common stock for the period that it was outstanding prior to the conversion on June 15, 2021, we exclude the preferred dividend and assume all convertible preferred shares have been converted into common stock. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our inclusion of these adjusted measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. In the future, we may incur expenses or generate income similar to the adjusted items.

A-2

THE CHEESECAKE FACTORY INCORPORATED
ATTN:ETIENNE MARCUS
26901 MALIBU HILLS ROAD
CALABASAS HILLS, CA 91301

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/31/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to **www.virtualshareholdermeeting.com/CAKE2023**

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/31/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	Nominees	For	Against	Abstain
1A	David Overton	☐	☐	☐
1B	Edie A. Ames	☐	☐	☐
1C	Alexander L. Cappello	☐	☐	☐
1D	Khanh Collins	☐	☐	☐
1E	Adam S. Gordon	☐	☐	☐
1F	Jerome I. Kransdorf	☐	☐	☐
1G	Janice L. Meyer	☐	☐	☐
1H	Laurence B. Mindel	☐	☐	☐
1I	David B. Pittaway	☐	☐	☐
1J	Herbert Simon	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 year	2 years	3 years	Abstain
4.	To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote on the executive compensation (a "say-on-pay vote").	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation or partnership, please sign full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000598999_1 R1.0.0.6

  http://www.virtualshareholdermeeting.com/CAKE2023 THE CHEESECAKE FACTORY INCORPORATED http://www.virtualshareholdermeeting.com/CAKE2023 Solicited on behalf of the Board of Directors of THE CHEESECAKE FACTORY INCORPORATED (“Company”) for use at its virtual Annual Meeting of Stockholders (“Meeting”) to be held on June 1, 2023 at 10:00 A.M. Pacific Daylight Time. Stockholders can attend the Meeting via the internet at http://www.virtualshareholdermeeting.com/CAKE2023 and following the instructions that accompanied their proxy materials. The undersigned hereby appoints Scarlett May or Matthew Clark, or either one of them, as the “Named Proxies” with the full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on April 5, 2023 at the Meeting or at any adjournment or postponement thereof, on the proposals set forth on the reverse side. This proxy, when properly executed and returned, will be voted in the manner directed by the undersigned stockholder. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3 AND EVERY ONE YEAR FOR PROPOSAL 4. In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the Meeting or at any adjournment or postponement thereof. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Notice dated April 21, 2023 of the 2023 Annual Meeting of Stockholders and the accompanying Proxy Statement relating to the Meeting is acknowledged. IMPORTANT — THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE. PLEASE REFER TO THE REVERSE SIDE OF THIS PROXY CARD FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. Continued and to be signed on reverse side 0000598999_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com